Exhibit 10.1 CREDIT AGREEMENT dated as of July 23, 2025, among CROSS TRAILS ENERGY STORAGE PROJECT, LLC, as Borrower, THE LENDERS PARTY HERETO FROM TIME TO TIME, as Lenders WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent $17,806,243.91 CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THE OMITTED PORTIONS OF THIS DOCUMENT ARE INDICATED BY [***].

i TABLE OF CONTENTS Page Article I DEFINITIONS AND ACCOUNTING TERMS .............................................................. 2 Section 1.01 Certain Defined Terms ........................................................................................ 2 Section 1.02 Computation of Time Periods ........................................................................... 43 Section 1.03 Terms Generally ............................................................................................... 43 Section 1.04 UCC Terms ....................................................................................................... 43 Section 1.05 Accounting Terms; Changes in GAAP ............................................................. 43 Section 1.06 Rates .................................................................................................................. 44 Section 1.07 Divisions ........................................................................................................... 44 Article II TERM LOAN................................................................................................................ 45 Section 2.01 Commitment for Loans ..................................................................................... 45 Section 2.02 Method of Borrowing ....................................................................................... 46 Section 2.03 Termination of the Commitments ..................................................................... 47 Section 2.04 Repayment and Prepayment of Loans .............................................................. 47 Section 2.05 Interest .............................................................................................................. 50 Section 2.06 Inability to Determine Rates ............................................................................. 52 Section 2.07 Benchmark Replacement .................................................................................. 53 Section 2.08 Increased Costs ................................................................................................. 54 Section 2.09 Payments and Computations ............................................................................. 56 Section 2.10 Taxes ................................................................................................................. 57 Section 2.11 Mitigation Obligations; Replacement of Lenders ............................................. 62 Section 2.12 Illegality ............................................................................................................ 63 Article III CONDITIONS ............................................................................................................. 64 Section 3.01 Conditions to Closing ....................................................................................... 64 Article IV REPRESENTATIONS AND WARRANTIES ........................................................... 66 Section 4.01 Existence ........................................................................................................... 66 Section 4.02 Authorization; Consents, Etc ............................................................................ 67 Section 4.03 Disclosure ......................................................................................................... 67 Section 4.04 No Subsidiaries ................................................................................................. 68 Section 4.05 Financial Condition and Unaudited Balance Sheet .......................................... 68 Section 4.06 Compliance with Laws, Other Instruments, Etc. .............................................. 68 Section 4.07 Litigation; Observance of Agreements, Statutes, and Orders ........................... 68 Section 4.08 Taxes ................................................................................................................. 68 Section 4.09 Title to Property ................................................................................................ 69 Section 4.10 Intellectual Property .......................................................................................... 69 Section 4.11 ERISA and Employee Matters .......................................................................... 69 Section 4.12 Margin Regulations ........................................................................................... 70

ii Section 4.13 Existing Indebtedness; Future Liens ................................................................. 71 Section 4.14 Anti-Corruption Laws; Sanctions; Patriot Act .................................................. 71 Section 4.15 Status under Certain Statutes ............................................................................ 72 Section 4.16 Environmental Matters ..................................................................................... 72 Section 4.17 Energy Regulatory Status ................................................................................. 73 Section 4.18 Solvency ............................................................................................................ 73 Section 4.19 No Default ......................................................................................................... 73 Section 4.20 Perfection of Security Interests ......................................................................... 73 Section 4.21 Material Project Documents ............................................................................. 74 Section 4.22 Labor Matters. ................................................................................................... 74 Section 4.23 Condemnation Proceedings .............................................................................. 74 Section 4.24 Utilities. ............................................................................................................. 75 Section 4.25 Roads and Feeder Lines .................................................................................... 75 Article V AFFIRMATIVE COVENANTS .................................................................................. 75 Section 5.01 Financial Statements ......................................................................................... 75 Section 5.02 Reporting Requirements .................................................................................. 76 Section 5.04 Insurance ........................................................................................................... 79 Section 5.05 Maintenance of Properties ................................................................................ 79 Section 5.06 Payment of Taxes .............................................................................................. 79 Section 5.07 Corporate Existence, Etc ................................................................................... 80 Section 5.09 Visitation Rights; Periodic Meetings ................................................................ 80 Section 5.10 Further Assurances; Additional Collateral ....................................................... 81 Section 5.11 Material Project Documents ............................................................................. 82 Section 5.12 Use of Proceeds ................................................................................................ 82 Section 5.13 Separateness Provisions .................................................................................... 82 Section 5.14 Operating Budget .............................................................................................. 83 Section 5.15 EWG Status ....................................................................................................... 83 Section 5.16 Anti-Corruption Laws; Sanctions ..................................................................... 83 Section 5.17 Post Closing Covenants .................................................................................... 83 Article VI NEGATIVE COVENANTS ........................................................................................ 86 Section 6.01 Transactions with Affiliates .............................................................................. 86 Section 6.02 Merger, Consolidation, Etc ............................................................................... 86 Section 6.03 Line of Business; Subsidiaries .......................................................................... 87 Section 6.04 Liens .................................................................................................................. 87 Section 6.05 Limitation on Amendments to the Material Project Documents, Organizational Documents, Tax Credit Transfer Documents and Securities Account Control Agreements ........................................................... 87 Section 6.06 Additional Material Project Documents ........................................................... 88 Section 6.07 Investments ....................................................................................................... 88 Section 6.08 Indebtedness ...................................................................................................... 88

iii Section 6.09 Sale of Assets .................................................................................................... 89 Section 6.10 Capital Expenditures ......................................................................................... 90 Section 6.11 Restricted Payments .......................................................................................... 90 Section 6.12 Swap Contracts ................................................................................................. 91 Section 6.13 Changes in Fiscal Periods; Accounting Policies; Location; Name ................... 91 Section 6.14 Maintenance of Accounts ................................................................................. 91 Section 6.15 Lease Agreement .............................................................................................. 91 Section 6.16 Sale and Leasebacks ......................................................................................... 91 Section 6.17 Debt Service Coverage Ratio ............................................................................ 92 Article VII EVENTS OF DEFAULT; REMEDIES ..................................................................... 92 Section 7.01 Events of Default .............................................................................................. 92 Section 7.02 Remedies upon Default ..................................................................................... 97 Section 7.03 Right of Set-off ................................................................................................. 98 Section 7.04 Non-exclusivity of Remedies ............................................................................ 98 Section 7.05 Application of Proceeds .................................................................................... 98 Article VIII THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT ............. 99 Section 8.01 Appointment and Authority .............................................................................. 99 Section 8.02 [Reserved] ....................................................................................................... 100 Section 8.03 Exculpatory Provisions ................................................................................... 100 Section 8.04 Reliance by Administrative Agent and the Collateral Agent ......................... 102 Section 8.05 Delegation of Duties ....................................................................................... 103 Section 8.06 Resignation or Removal of the Administrative Agent or the Collateral Agent ............................................................................................................... 103 Section 8.07 Non-Reliance on Administrative Agent and Other Lenders ........................... 105 Section 8.08 No Other Duties, Etc ....................................................................................... 105 Section 8.09 Indemnification ............................................................................................... 105 Section 8.10 Administrative Agent May File Proofs of Claim ............................................ 106 Section 8.11 Collateral Matters ........................................................................................... 107 Section 8.12 Administrative Agent May File Proofs of Claim; Credit Bidding .................. 108 Section 8.13 Certain ERISA Matters ................................................................................... 109 Article IX MISCELLANEOUS .................................................................................................. 111 Section 9.01 Costs and Expenses ......................................................................................... 111 Section 9.02 Indemnification; Waiver of Damages ............................................................. 111 Section 9.03 Waivers and Amendments .............................................................................. 114 Section 9.04 Severability ..................................................................................................... 115 Section 9.05 Survival of Representations and Obligations .................................................. 115 Section 9.06 Binding Effect ................................................................................................. 115 Section 9.07 Successors and Assigns .................................................................................. 116 Section 9.08 Confidentiality ................................................................................................ 120

iv Section 9.09 Notices, Etc ..................................................................................................... 121 Section 9.10 USURY NOT INTENDED ............................................................................ 123 Section 9.11 Usury Recapture ............................................................................................. 124 Section 9.12 Payments Set Aside ........................................................................................ 124 Section 9.13 Performance of Duties .................................................................................... 125 Section 9.14 All Powers Coupled with Interest ................................................................... 125 Section 9.15 Governing Law ............................................................................................... 125 Section 9.16 Submission to Jurisdiction; Service of Process .............................................. 125 Section 9.17 Waiver of Venue ............................................................................................. 126 Section 9.18 Execution in Counterparts; Electronic Execution ........................................... 126 Section 9.19 Independent Effect of Covenants .................................................................... 126 Section 9.20 Patriot Act ....................................................................................................... 126 Section 9.21 NON-RELIANCE ........................................................................................... 127 Section 9.22 WAIVER OF JURY TRIAL ........................................................................... 127 Section 9.23 Reversal of Payments ...................................................................................... 127 Section 9.24 Injunctive Relief ............................................................................................. 127 Section 9.25 No Advisory or Fiduciary Responsibility ....................................................... 127 Section 9.26 Inconsistencies with Other Documents ........................................................... 128 Section 9.27 Acknowledgement and Consent to Bail-In of EEA Financial Institutions ..... 129 Section 9.28 ORAL AGREEMENTS .................................................................................. 129

v ANNEXES Annex I Initial Lenders and Commitments SCHEDULES Schedule 1.01 Site Schedule 2.04(a) Amortization Schedule Schedule 3.01(f) Material Adverse Change Schedule 4.02(b) Consents and Notices Schedule 4.03 Disclosure Documents Schedule 4.07 Litigation Schedule 4.10 Licenses, Etc. Schedule 4.13 Existing Indebtedness Schedule 5.17(c) Post Closing Consents and Notices Schedule 5.04 Required Insurance Schedule 6.01 Affiliate Transactions Schedule 9.09 Addresses for Notices EXHIBITS Exhibit A Form of Assignment and Acceptance Exhibit B Form of Note Exhibit C Form of Notice of Borrowing Exhibit D-1 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships) Exhibit D-2 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships) Exhibit D-3 Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships) Exhibit D-4 Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships) Exhibit E Form of Mortgage

2 CREDIT AGREEMENT This Credit Agreement dated as of July 23, 2025, is among Cross Trails Energy Storage Project, LLC, a Delaware limited liability company (“Borrower”), the lenders party hereto from time to time (the “Lenders”), and Wilmington Trust, National Association (“WTNA”), as administrative agent (in such capacity, the “Administrative Agent”) and WTNA, as collateral agent (in such capacity, the “Collateral Agent”) for such Lenders. The parties hereto hereby agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Certain Defined Terms. As used in this Agreement, the terms defined above shall have the meanings set forth therein and the following terms shall have the following meanings (unless otherwise indicated, such meanings to be equally applicable to both the singular and plural forms of the terms defined): “ABR” means, for any day, a rate per annum equal to the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 0.50% and (c) Term SOFR for a one (1) month term in effect on such day plus 1.00%. Any change in the Prime Rate, the Federal Funds Rate or Term SOFR respectively, shall be effective from and including the effective date of such change in the Prime Rate, Term SOFR or the Federal Funds Rate. “ABR Borrowing” means, as to any Borrowing, the ABR Loans comprising such Borrowing. “ABR Loan” means a Loan that bears interest based on the ABR. “ABR Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Acceleration” has the meaning set forth in Section 7.02(a). “Acceptable Letter of Credit” is defined in the Depositary Agreement. “Accounts” is defined in the Depositary Agreement. “Additional Material Project Document” means any contract or agreement relating to the ownership, operation, maintenance, repair, financing or use of the Project entered into by the Borrower with any other Person subsequent to the date of this Agreement (including any contract(s) or agreement(s) entered into in substitution for any Material Project Document that has been terminated in accordance with its terms or otherwise) that (i) requires payments to be made

3 or received by the Borrower in an amount in excess of two million Dollars ($2,000,000) in the aggregate per year, and (ii) is for a term that is greater than two (2) years; provided that “Additional Material Project Documents” shall not include Tax Credit Transfer Documents. “Administrative Agent” means Wilmington Trust, National Association, in its capacity as administrative agent pursuant to Article VIII until its resignation or replacement thereof, and any of its permitted successors and assigns, including any successor administrative agent appointed pursuant to Section 8.06. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent or such other form provided by a Lender and acceptable to the Administrative Agent. “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Borrower, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Borrower or any Person of which the Borrower beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Borrower. “Affiliate Transaction” has the meaning set forth in Section 6.01. “Affiliated Bankruptcy Party” means (a) the Borrower and (b) the Pledgor. “Agent Parties” has the meaning set forth in Section 9.09(c)(ii). “Agreement” means this Credit Agreement, as the same may be further amended, supplemented, restated, and otherwise modified from time to time. “Annual Operating Budget” means an operating plan and budget for the fiscal year with respect to the operation and maintenance of the Project, including all anticipated Operating Costs, with allowance for contingencies, as such operating plan and budget may be amended in accordance with Section 5.14(b). “Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010. “Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other

4 money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the Patriot Act. “Applicable Permit” means, at any time, any Permit to be obtained by or on behalf of the Borrower, including any such Permit relating to zoning, environmental or natural resource protection, pollution, sanitation, FERC, PUCT, ERCOT, PUHCA, safety, siting or building, importation of technology, equipment and materials, that is (a) material and required pursuant to Legal Requirements at such time to the development, construction or operation of the Project to construct, test, operate, maintain, repair, own or use the Project as contemplated by the Transaction Documents, to enter into any Transaction Document or to consummate any transaction contemplated thereby or (b) necessary so that (i) none of the Secured Parties or any Affiliate of any of them may be deemed by any Governmental Authority to be subject to regulation under the FPA, PURA or PUHCA or under Texas laws or regulations in respect of the rates or the financial or organizational regulation of electric utilities solely as a result of the construction, operation, ownership, leasing or control of the Project or (ii) none of the Borrower nor any Affiliate of the Borrower that is a party to a Transaction Document may be deemed by any Governmental Authority to be subject to, or not exempt from, regulation under PUHCA (other than the FERC regulations implementing PUHCA relating to obtaining EWG status, notice of holding company status and regulatory access to books and records), or under any Texas laws or regulations respecting the rates or the financial or organizational regulation of electric utilities. “Applicable Rate” means, for any day, a rate per annum equal to (a) with respect to any ABR Loan, 5.00% and (b) with respect to any SOFR Loan, 6.00%; provided that, (i) if at any time, the Power Purchase Agreement is terminated early by either the Borrower or the Power Purchaser or declared null and void (except upon fulfillment of such party’s obligations thereunder or the scheduled expiration of the term thereof) and such Power Purchase Agreement is not replaced with an Additional Material Project Document or other agreement that is in form and substance reasonably acceptable to the Majority Lenders within forty-five (45) days of such event, the Applicable Rate shall increase by 2.00% per annum, (ii) if [***] on or prior to September 30, 2025, the Applicable Rate shall increase by 2.00% per annum, effective on October 1, 2025 until the date on which [***], upon which the Applicable Rate shall step down by 2.00% per annum and (iii) if [***] by December 31, 2025, in each case to the reasonable satisfaction of the Majority Lenders, the Applicable Rate shall increase by 2.00% per annum, effective on January 1, 2026 until the date on which [***], upon which the Applicable Rate shall step down by 2.00% per annum. “Approved Fund” means any Fund that is administered, managed, advised or sub-advised by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, manages, advises or sub-advises a Lender. “Asset Sale Prepayment” has the meaning specified in Section 2.04(c)(i)(B).

5 “Asset Sale Proceeds Prepayment Date” has the meaning specified in Section 2.04(c)(i)(B). “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of the attached Exhibit A. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.07(d). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an EEA Financial Institution or of a UK Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy” as now and hereafter in effect. “Bankruptcy Event” means, with respect to any Person, such Person (a) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, (b) has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, (c) makes a general assignment for the benefit of creditors or (d) admits in writing its inability to pay its debts generally as they become due. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.07.

6 “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Majority Lenders (in consultation with the Borrower) for the applicable Benchmark Replacement Date: (a) the sum of: (i) Daily Simple SOFR and (ii) the related Benchmark Replacement Adjustment; (b) the sum of: (i) the alternate benchmark rate that has been selected by the Majority Lenders and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Majority Lenders and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any

7 Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means mean the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.07 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.07.

8 “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b). “Bona Fide Debt Fund” means any fund or investment vehicle that is primarily engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and other similar extensions of credit in the ordinary course. “Borrowed Debt” means any Indebtedness for money borrowed, including loans, hybrid securities, debt convertible into Equity Interests and any Indebtedness represented by notes, bonds, debentures or other similar evidences of Indebtedness for money borrowed. “Borrowed Debt Proceeds Prepayment Date” has the meaning specified in Section 2.04(c)(i)(C). “Borrower” has the meaning set forth in the introductory paragraph hereof. “Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and, in the case of a SOFR Borrowing, having the same Interest Period made by the Lenders. “Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, New York. “Calculation Date” has the meaning specified in Section 6.17(a). “Capital Expenditures” means, for any period, the aggregate amount of all expenditures of the Borrower payable during such period which, in accordance with GAAP, are or should be included in “purchase of property and equipment” or similar items reflected in the consolidated statement of cash flows of the Borrower, but excluding each of the following items, to the extent such item would otherwise be included as “Capital Expenditures”: (a) costs and expenses constituting Operating Costs (other than Permitted Capital Expenditures) or Project costs or costs and expenses paid with amounts on deposit in the Accounts in accordance with the Depositary Agreement;

9 (b) the purchase price of equipment that is purchased simultaneously with the trade in of existing equipment to the extent that the gross amount of such purchase price is less than any credit granted by the seller of such equipment for the equipment being traded in at such time; (c) payments in respect of Capital Lease Obligations permitted under this Agreement; and (d) expenditures to the extent the Borrower has received or has an unconditional commitment to receive reimbursement in cash from a Person that is not an Affiliate of the Borrower and for which the Borrower has not provided or is not required to provide or incur, directly or indirectly, any consideration or obligation to such Person or any other Person without such reimbursement. “Capital Lease” means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any Capital Lease, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, state and local analogs, and all rules and regulations and requirements thereunder in each case as now or hereafter in effect. “Change in Control” means any of the following: (a) Sponsor shall cease to legally and beneficially own and control, directly or indirectly, 100% of the common voting interests in the Borrower; (b) Pledgor shall cease to legally and beneficially directly own and control 100% of the common voting interests in the Borrower. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory

10 authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Closing Date” means the date on which the conditions specified in Section 3.01 are satisfied or waived in accordance with Section 9.03. “COD” means May 31, 2025. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means all “Collateral” and “Pledged Collateral” (as defined in the Security Agreement) or similar terms used in the Security Instruments; provided that, notwithstanding anything to the contrary in the Loan Documents, Collateral shall in no event include any Excluded Assets. “Collateral Agent” means Wilmington Trust, National Association, in its capacity as collateral agent pursuant to Article VIII until its resignation, and any successor collateral agent appointed pursuant to Section 8.06. “Collateral Agent Fee Letter” means the “Fee Letter” as defined in the Collateral Agency and Intercreditor Agreement. “Commitment” means, with respect to each Lender, its obligation to make a Loan to the Borrower hereunder, expressed as an amount representing the maximum principal amount of the Loan to be made by such Lender hereunder, as such commitment may be modified from time to time pursuant to Section 2.03 or Article VII or otherwise under this Agreement, including pursuant to assignments by or to such Lender pursuant to Section 9.07(b). The amount of each Lender’s Commitment on the Closing Date is set forth opposite such Lender’s name on Annex I. The aggregate Commitments on the Closing Date are $17,806,243.91. “Conforming Changes” means, with respect to the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” “Business Day,” the definition of “U.S. Government Securities Business Day”, the definition of “Interest Period,” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, and other technical, administrative or operational matters) that the Administrative Agent (in consultation with the Borrower) decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the

11 administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent and the Borrower decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents); provided that, notwithstanding anything herein to the contrary, no “Conforming Changes” shall result in any material effect on the timing or amount of payments or borrowings. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “Controlled” and “Controlling” shall have meanings correlative to the foregoing. “Control Percentage” means, with respect to any Person, the percentage of the outstanding Voting Securities (including any options, warrants or similar rights to purchase such Voting Securities) of such Person having ordinary voting power which gives the direct or indirect holder of such Voting Securities the power to elect a majority of the board of directors (or other applicable governing body) of such Person. “Corporate Trust Office” means the office of the Administrative Agent or the Collateral Agent, as applicable, at which at any particular time its corporate trust or agency business shall be principally administered, which office at the date of the execution of this instrument is located at the address referred to in Schedule 9.09 or such other address as the Administrative Agent or the Collateral Agent, as applicable, may designate from time to time by notice to the Borrower, or the principal corporate trust office of any successor Administrative Agent or Collateral Agent (or such other address as such successor Administrative Agent or successor Collateral Agent may designate from time to time by notice to the Borrower). “Crescent Cove Credit Agreement” means, that certain Credit Agreement, dated as of May 12, 2025 among Energy Vault Holdings, Inc., the “Guarantors” (as defined therein), the lenders identified on the signature pages thereof, and Crescent Cove Opportunity Lender, LLC, as administrative agent. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided that if the Administrative Agent decides, at the direction of the Majority Lenders, that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent, with the consent of the Borrower, may establish another convention at the direction of the Majority

12 Lenders, which shall be consistent with the then-prevailing market conventions and shall not be adverse to the interests of the Borrower without the Borrower’s prior written consent. “Debt Service” means, as of any period of determination, the aggregate amount of fees, interest and principal on account of the Loans (including any scheduled payments thereon but excluding any extraordinary mandatory redemptions) and the Pari Passu LC Facility, if applicable, due and payable by the Borrower during such period of determination. “Debt Service Coverage Ratio” means, the Historical Debt Service Coverage Ratio and/or the Pro Forma Debt Service Coverage Ratio, as applicable. “Debt Service Reserve Account” is defined in the Depositary Agreement. “Debt Service Reserve Requirement” means, as of the date of determination, an amount equal to 100% of Maximum Annual Debt Service, which as of the Closing Date is $4,464,228. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Declined Proceeds” has the meaning specified in Section 2.04(c)(ii). “Default” means (a) an Event of Default or (b) any event or condition which with notice or lapse of time or both would become an Event of Default. For the avoidance of doubt, a failure by the Borrower to maintain the Debt Service Reserve Requirement, the Operating Reserve Requirement, and/or the Working Capital Requirement, as applicable, in each of the Debt Service Reserve Account, the Operating and Major Maintenance Reserve Account, and the Working Capital Account, as applicable, shall not, in and of itself, constitute a Default or an Event of Default. “Default Rate” means a per annum rate equal to (a) in the case of principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in Section 2.05 and (b) in the case of any other Obligation, 2.00% plus the non-default rate applicable to Loans as provided in Section 2.05. “Defaulting Lender” means any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent any other amount required to be paid by it hereunder within two (2) Business Days of the

13 date when due, (b) has notified the Borrower, the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent and the Borrower to confirm in writing to the Administrative Agent, and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, and the Borrower), or (d) has, or has a direct or indirect parent company that has (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. A Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination by (i) the Borrower to the Administrative Agent and each other Secured Party or (ii) a Secured Party to the Borrower, the Administrative Agent, and each other Secured Party, as applicable. “Deposit Account” has the meaning specified in Section 6.14. “Depositary Agreement” means the Depositary Agreement, dated on or about the date hereof, among the Borrower, the Collateral Agent, and the Depositary Bank. “Depositary Bank” means Wilmington Trust, National Association. “Disclosure Documents” has the meaning specified in Section 4.03(a). “Disposition,” “Dispose” or “Disposed” means any disposition of property or series of related dispositions of property that yields gross proceeds to the Borrower (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds). “Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily

14 redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests) (except as a result of a Change in Control or asset sale so long as any rights of the holders thereof upon the occurrence of a Change in Control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash or other Property, or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Maturity Date; provided that if such Equity Interests is issued pursuant to a plan for the benefit of Borrower or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower in order to satisfy applicable statutory or regulatory obligations. “Disqualified Lenders” means (a) those Persons identified by the Borrower (or one of its Affiliates) to the Administrative Agent in writing on or prior to the date hereof (and such Persons’ Affiliates clearly identifiable as such solely on the basis of their names), (b) competitors (and such competitors’ sponsors and Affiliates identified in writing or clearly identifiable as such solely on the basis of their names, other than a sponsor or Affiliate that is a Bona Fide Debt Fund) of the Borrower or its Affiliates separately identified by the Borrower to the Administrative Agent in writing from time to time and (c) any Affiliate of any competitor described in clause (b) that is identified by the Borrower to the Administrative Agent in writing from time to time or reasonably identifiable solely by name as an Affiliate of such Person, other than a sponsor or Affiliate that is a Bona Fide Debt Fund; provided, that “Disqualified Lenders” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Lender” by written notice delivered to the Administrative Agent from time to time; and provided, further, that no updates to the Disqualified Lender list shall be deemed to retroactively disqualify any parties that have previously acquired an assignment or participation in respect of the Loans from continuing to hold or vote such previously acquired assignments and participations in respect of the Loans from continuing to hold or vote such previously acquired assignments and participations on the terms set forth herein for Lenders that are not Disqualified Lenders. Any supplement to the list of Disqualified Lenders pursuant to clause (b) or (c) above shall be made by the Borrower to the Administrative Agent in writing (including by email) and such supplement shall take effect the same Business Day such notice is received or deemed received by the Administrative Agent. The list of Disqualified Lenders shall be made available to any Lender upon request to the Administrative Agent. “Dollars” and “$” means lawful money of the United States of America.

15 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Material Project Document” means, with respect to any Material Project Document, that such Material Project Document (a) has been executed and delivered by each party thereto, (b) all conditions precedent to the effectiveness of such Material Project Document have been satisfied or waived and (c) such Material Project Document is in full force and effect. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.07(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 9.07(b)(iii)). “Employee Benefit Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Borrower or any ERISA Affiliate or with respect to which the Borrower or any ERISA Affiliate may have any liability. “Environment” or “Environmental” means ambient air, indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources (including wetlands, flora and fauna), or as otherwise defined in any Environmental Law. “Environmental Claims” means any and all liabilities, obligations, losses, administrative, regulatory or judicial actions, suits, demands, decrees, claims, liens, judgments, warning notices, notices of noncompliance or violation, investigations (other than internal reports prepared by or on behalf of the Borrower), proceedings, removal or remedial actions or orders, or damages, penalties, out-of-pocket costs, expenses, or disbursements, arising under any Environmental Law or any Permit issued under any such Environmental Law and relating to any Property that is the subject of the Site Agreement, including (a) any and all such claims for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (b) any and all such claims arising from alleged injury or threat of injury to health and

16 safety, the environment, including ambient air, surface water, land surface, subsurface strata, and natural resources, or regarding the investigation, delineation, remediation, Release or potential Release of any Hazardous Materials (in each case, to the extent relating to human exposure to Hazardous Materials). “Environmental Law” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment and the use or Release into the environment of any Hazardous Materials. “Environmental Permit” means any permit, license, consent, order, approval, registration, exemption or other authorization required under any Environmental Law. “EPC Contract” means the Engineering, Procurement and Construction Agreement, dated as of January 9, 2025, between the O&M Provider and the Borrower. “Equity Interest” means with respect to any Person, any shares, interests, participation, or other equivalents (however designated) of corporate stock, membership interests or partnership interests (or any other ownership interests) of such Person. “Equity Issuance Prepayment” has the meaning specified in Section 2.04(c)(i)(D). “Equity Issuance Proceeds Prepayment Date” has the meaning specified in Section 2.04(c)(i)(D). “ERCOT” means the Electric Reliability Council of Texas, Inc., and any successor regional transmission organization. “ERCOT Protocols” means the binding document adopted by ERCOT’s Board of Directors and approved by the PUCT, including any attachments or exhibits referenced therein, as amended from time to time, that contains the scheduling, operating, planning, reliability, and settlement (including registration) policies, rules, guidelines, procedures, standards, and criteria of ERCOT. The version of the ERCOT Protocols in effect at the time of the performance or non-performance of an action shall govern with respect to that action. “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Borrower under Section 414 of the Code.

17 “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Abandonment” means, with respect to the Project, the suspension or cessation for a period of at least sixty (60) consecutive days of all or substantially all of the operation and maintenance activities at the Project; provided, however, that any such suspension or cessation that arises from an Event of Loss, a requirement of law, an event of force majeure, curtailment or failure to be dispatched, or other bona fide business reasons shall not constitute an Event of Abandonment, in each case, so long as the Borrower is taking commercially reasonable actions to overcome or mitigate the effects of the cause of suspension or cessation so that maintenance and/or operations, as the case may be, can be resumed. Any period of cessation or suspension shall end on the date that operation and maintenance activities of a substantial nature are resumed. “Event of Default” has the meaning specified in Section 7.01. “Event of Loss” means any event that causes all or substantially all of the Project to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever and, in each case, shall include an Event of Taking. “Event of Taking” means any taking, seizure, confiscation, requisition, exercise of rights of eminent domain, public improvement, inverse condemnation, condemnation or similar action of or proceeding by any Governmental Authority relating to all or substantially all of the Project, any equity interests in the Borrower or any other part of the Collateral. “EWG” means an exempt wholesale generator as defined under 18 C.F.R. § 366.1 (2024). “Excess Cash” means as of any Interest Payment Date, any and all cash and cash equivalents on hand of the Borrower after giving effect to Sections 3.02(a)(i) to (vi) of the Depositary Agreement, excluding (a) an amount sufficient to pay any Taxes (including any Permitted Tax Distributions) paid or payable as of such Interest Payment Date or on or prior to the immediately succeeding Interest Payment Date, and (b) any other expenditures that are then due and payable in an amount not to exceed $1,000,000. “Excluded Accounts” is defined in the Security Agreement. “Excluded Assets” has the meaning specified in the Security Agreement. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other

18 Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Legal Requirement in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.11(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 2.10, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.10(f) and (d) any withholding Taxes imposed under FATCA. “Existing Litigation” has the meaning specified in Section 4.07. “Fair Labor Standards Act” means the federal Fair Labor Standards Act of 1938 and the rules and regulations promulgated thereunder from time to time in effect. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted median of the rates on overnight federal funds transactions with members of the Federal Reserve System reported by depository institutions on such day for individual transactions, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent, and (c) in any event, the Federal Funds Rate shall not be less than zero. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any of its successors. “Fee Letters” means (a) Fronting Fee Letter, (b) WTNA Fee Letter, and (c) Collateral Agent Fee Letter. “FERC” means the Federal Energy Regulatory Commission and any successor thereto.

19 “Financial Model” means the financial model of the Borrower dated July 3, 2025, as approved by the Lenders. “Flood Hazard Property” is defined in Section 5.17(a)(iii). “Flood Insurance Laws” shall mean (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, (d) the Flood Insurance Reform Act of 2004 and (e) the Biggert Waters Flood Reform Act of 2012 and, in each case, any regulations promulgated thereunder. “Floor” means 3.00% per annum. “Foreign Lender” means a Lender that is not a U.S. Person. “FPA” means the Federal Power Act, as amended, and FERC’s regulations promulgated thereunder. “Fronted Equity Contribution” is defined in the Depositary Agreement. “Fronting Fee Letter” means that certain Jefferies Fee Letter, dated as of the Closing Date, between the Borrower and the Fronting Lender. “Fronting Lender” means Jefferies Capital Services, LLC, in its capacity as fronting lender. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “GAAP” means United States generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the requirements of Section 1.05. “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, and all registrations and filings with or issued by, any Governmental Authorities. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

20 “Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity. “Governmental Rules” means any law, rule, regulation, ordinance, order, binding code interpretation, judgment, authorization, consent, decree, or similar form of decision of any Governmental Authority. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (e) for the purpose of assuming in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (whether in whole or in part). “Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that a Governmental Authority regulates as a hazard to health and safety, the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is regulated under Environmental Laws, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead-based paint, radon gas or similar regulated substances. “Historical Debt Service Coverage Ratio” has the meaning set forth in Section 6.17(a). “Illegality Notice” has the meaning set forth in Section 2.12. “Indebtedness” means, with respect to any Person at any time without duplication: (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock; (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities

21 created or arising under any conditional sale or other title retention agreement with respect to any such property); (c) (i) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases and (ii) all liabilities which would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases; (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); (f) the aggregate Swap Termination Value of all Swap Contracts; and (g) any Guarantee of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof. Indebtedness of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning set forth in Section 9.02(a). “Independent Engineer” means E3 Consulting or any other nationally recognized independent engineer with relevant experience appointed after the Closing Date by the Borrower with the consent of the Majority Lenders. “Information” has the meaning set forth in Section 9.08. “Insurance Consultant” means Blades, Crout & Proulx LLC, or any other nationally recognized insurance consultant with relevant experience appointed after the Closing Date by the Borrower with the consent of the Majority Lenders. “Interconnection Agreement” means the ERCOT Standard Generation Interconnection Agreement, dated July 18, 2024, by and between the Borrower and Transmission Service Provider.

22 “Interest” has the meaning set forth in Section 9.10. “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05(a)(ii), which shall be in such form as the Administrative Agent may approve. “Interest Payment Date” shall mean each February 28 and August 31 of each year, commencing February 28, 2026. “Interest Period” means with respect to any Loan, (a) the period commencing on the Closing Date and ending on February 28, 2026 and (b) thereafter, the period commencing on each August 31st or February 28th and ending on the next February 28 or August 31, as applicable; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (iii) no Interest Period shall extend beyond the Maturity Date. For purposes hereof, the date of a Loan or Borrowing initially shall be the date on which such Loan or Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan or Borrowing. “Investment” means, as to any Person, any direct or indirect purchase, acquisition or investment by such Person, constituting (a) the purchase or other acquisition of Equity Interests or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee (by guaranty or other arrangement) or assumption of Indebtedness of, or purchase or other acquisition of any other Indebtedness or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of substantially all or a material portion of the business or assets of another Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment but giving effect to any cash repayments of loans, cash return of Investments or other cash dividends or return of capital. “IRS” means the United States Internal Revenue Service. “Legal Requirement” means, as to any Person, any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or official interpretation of any of the foregoing) of, and the terms of any license or Permit issued by, any Governmental Authority, including, but not limited to, Regulations T, U, and X, which is applicable to such Person.

23 “Lender” means a party hereto that (a) is a lender listed on the signature pages of this Agreement on the Closing Date or (b) is an Eligible Assignee that became a lender under this Agreement pursuant to Section 2.11 or Section 9.07 but, in each case, excluding any Person who ceases to be a Lender pursuant to the terms of this Agreement. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements). “Loan” means a loan by a Lender to the Borrower pursuant to Section 2.01(a) as part of a Borrowing. “Loan Documents” means this Agreement, the Notes (if applicable), the Security Instruments, the Fee Letters, and each other agreement, instrument, or document executed by the Borrower at any time in connection with this Agreement. For the avoidance of doubt, “Loan Documents” does not include Swap Contracts. “Longstop Asset Sale Date” has the meaning specified in Section 2.04(c)(i)(B). “Majority Lenders” means Lenders holding more than 50% of the aggregate unpaid principal amount of the Loans; provided that, if no Loans are then outstanding, “Majority Lenders” shall mean Lenders having more than 50% of the aggregate Commitments at such time. “Material Adverse Change” means any material adverse change in, or material adverse effect on, (a) the business, property, operations, or condition (financial or otherwise) of the Borrower, (b) the ability of the Borrower to perform any of its obligations under this Agreement and the other Loan Document to which it is a party, (c) the validity or enforceability of any of this Agreement and the other Loan Documents or (d) the rights or remedies of or benefits available to the Administrative Agent, the Collateral Agent, any other agent or the Lenders under this Agreement and the other Loan Documents. “Material Project Documents” means, collectively, the Power Purchase Agreement, the O&M Agreement, the EPC Contract, the Interconnection Agreement, the Software Agreement, the Site Agreement, the Securities Account Control Agreements, and any Additional Material Project Documents, as of the applicable time of determination, then in force and effect; provided that “Material Project Documents” shall not include any of the Tax Credit Transfer Documents.

24 “Material Project Participant” means a party to a Material Project Document other than the Borrower. “Maturity Date” means July 23, 2032. “Maximum Annual Debt Service” means as of the date of determination, an amount equal to the maximum aggregate Debt Service payable during the then-current or any future fiscal year, excluding any balloon payment of Debt Service (i.e., the amount of Debt Service in excess of the regularly-scheduled amortization payment) required to be paid on the Maturity Date. “Maximum Rate” means the maximum nonusurious interest rate under applicable law (determined under such laws after giving effect to any items which are required by such laws to be construed as interest in making such determination, including without limitation if required by such laws, certain fees and other costs). “MOIC” means the ratio of (a) the sum of all fees (including original issue discount and upfront fees), interest, principal, in respect of the principal amount repaid, and other payments received in cash by the Lenders in respect of the Loans since the Closing Date (excluding, for the avoidance of doubt, any reimbursement of out of pocket costs or expenses, administrative agent fees and any indemnification payments made to the Lenders), as the numerator and (b) the sum of the total aggregate principal amount of all outstanding Loans as the denominator. “MOIC Amount” means, with respect to any MOIC Event, an amount that is paid to Lenders sufficient to cause the Lenders to achieve a MOIC of 1.35:1.00. “MOIC Event” means the occurrence of any of the following: (a) any voluntary payment resulting in the partial or full prepayment of the Loans pursuant to Section 2.04(b), (b) any mandatory prepayment or mandatory offer of prepayment resulting in the partial or full prepayment of the Loans pursuant to Section 2.04(c), or (c) any acceleration of all Loans. “Mortgage” means each deed of trust made by the Borrower in favor of, or for the benefit of, the Collateral Agent for the benefit of the Secured Parties, substantially in the form of Exhibit E. “Mortgaged Property” or “Mortgaged Properties” means the real property in Snyder, Scurry County, Texas identified as the “Property” in the Site Agreement and identified in Schedule 1.01, attached hereto and made a part hereof, together with any after acquired real property, as to which the Collateral Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to the provisions of Section 5.10 or Section 5.17(a) or of this Agreement. For the avoidance of doubt, after acquired Property interests shall not be considered Mortgaged Property until such time as the Borrower actually acquires such after acquired Property interests and same are subjected to the Lien of a Mortgage pursuant to Section 5.10.

25 “Multiemployer Plan” means any Employee Benefit Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA). “Net Cash Flow” means in respect of any period, (i) the sum of the following (without duplication): (1) aggregate Project Revenues received by the Borrower during such period; plus (2) any other revenues received by the Borrower, less (ii) the sum of the following (without duplication): (1) the Operating Costs paid during such period with Project Revenues; and (2) all Capital Expenditures (to the extent not funded from any source other than Project Revenues paid during such period). “Net Cash Proceeds” means, with respect to: (a) any Disposition, Event of Loss or Event of Taking, all cash and Permitted Investments received (directly or indirectly but only as actually received) by the Borrower from such Disposition after payment of all reasonable fees and expenses (including legal, accounting and investment banking fees and sale commissions and any relocation expenses) incurred by the Borrower in connection with such Disposition minus (i) Taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), including any Permitted Tax Distributions, minus (ii) if applicable, the amount of any Indebtedness that is secured (other than a Lien that ranks pari passu with or subordinated to the Liens securing the Obligations) by such asset (if any) and that is required to be repaid in connection with such Disposition, Event of Loss or Event of Taking thereof (other than the Loans), and minus (iii) any amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustments associated with such Disposition (other than any Taxes deducted pursuant to clause (i) above), provided, however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such Disposition, Event of Loss or Event of Taking occurring on the date of such reduction. For purposes of calculating the amount of Net Cash Proceeds, fees, commissions and other costs and expenses payable to the Borrower or any Subsidiary shall be disregarded; and (b) the issuance of Equity Interests, the excess of (i) the cash and Permitted Investments received in connection with such issuance over (ii) the underwriting discounts and commissions and other fees, expenses (including legal fees and expenses) and Taxes incurred, paid or payable by the Borrower in connection with such issuance (or, if such fees or expenses have not yet then been incurred or invoiced, good faith estimates thereof). For the avoidance of doubt, neither (x) Tax Credit Transfer Proceeds nor (y) equity contributions by direct or indirect parent entities or Affiliates to the Borrower without the issuance of any additional Equity Interests in the Borrower shall constitute Net Cash Proceeds in connection with the issuance of Equity Interests. “Non-Consenting Lender” means any Lender that does not consent to a proposed agreement, amendment, waiver, consent or release with respect to this Agreement or any other

26 Loan Document that (i) requires the consent of each Lender or each Lender affected thereby and (ii) has been approved by the Majority Lenders. “Non-U.S. Plan” means any plan, fund or other similar program that (a) is established or maintained outside of the United States of America by the Borrower primarily for the benefit of employees of the Borrower residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment and (b) is not subject to ERISA or the Code. “Notes” means a promissory note of the Borrower payable to any Lender in the amount of such Lender’s Commitment, in substantially the form of the attached Exhibit B, evidencing indebtedness of the Borrower to such Lender resulting from Loans owing to such Lender. “Notice of Borrowing” means a notice of borrowing substantially in the form of the attached Exhibit C signed by a Responsible Officer of the Borrower. “O&M Agreement” means the Operation and Maintenance Agreement, dated as of January 9, 2025, by and between the O&M Provider and the Borrower, as further amended, amended and restated, or otherwise modified through the date of this Agreement. “O&M Provider” means Energy Vault, Inc., a Delaware corporation. “Obligations” means all principal, interest (including post-petition interest), fees, reimbursements, indemnifications, premiums (including the Repayment Premium) and other amounts payable by the Borrower to the Administrative Agent, the Collateral Agent, or the Lenders under the Loan Documents, including any post-petition interest in the event of a bankruptcy, to the extent such interest is enforceable by applicable Legal Requirement. “OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury. “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx. “Official Records” has the meaning set forth in Section 5.17(a)(i)(A). “Operating and Major Maintenance Reserve Account” is defined in the Depositary Agreement. “Operating Costs” means, for any period, the sum, computed without duplication among any of the following categories or from period to period, of the following: (a) (i) operation,

27 maintenance and administrative costs (including major maintenance costs or any fees and penalties (including fines and penalties resulting from the failure to timely make the PUCT Filing)) relating to the Project or any portion thereof, and (ii) ordinary course fees, royalties and costs, including those paid or payable to the O&M Provider pursuant to the O&M Agreement; plus (b) Permitted Capital Expenditures and expenses for operating the Project and maintaining the Project in good repair and operating condition in accordance with Prudent Industry Practices paid or payable during such period, including to the counterparties to the Material Project Documents as required pursuant to the Material Project Documents; plus (c) insurance costs paid or payable in respect of insurance maintained or required to be maintained in respect of the Project during such period; plus (d) applicable sales and excise Taxes (if any) paid or payable or reimbursable by the Borrower during such period; plus (e) franchise Taxes paid or payable by the Borrower during such period; plus (f) property taxes paid or payable by the Borrower during such period; plus (g) any other Taxes (if any) paid or payable by the Borrower during such period; plus (h) costs and fees attendant to the obtaining and maintaining in effect the Applicable Permits paid or payable during such period; plus (i) legal, accounting and other professional fees attendant to any of the foregoing items paid or payable during such period; plus (j) any fees, expenses and indemnification payments of the Secured Parties during such period not included in Debt Service; plus (k) all other cash expenses paid or payable by the Borrower in the ordinary course of business in connection with the operation of the Project. Operating Costs shall exclude, to the extent included above: (i) payments into the Accounts during such period; (ii) payments of any kind with respect to Restricted Payments during such period, except as permitted under Section 6.11; (iii) depreciation for such period; (iv) payments of any kind with respect to Debt Service, and (v) any payments of any kind with respect to any restoration of the Project during such period. “Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease. “Operating Reserve Requirement” means $500,000. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Commitment or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are

28 Other Connection Taxes imposed with respect to an assignment (other than an assignment required by the Borrower pursuant to Section 2.11(b)). “Pari Passu LC Facility” is defined in the definition of “Permitted Indebtedness”. “Participant” has the meaning set forth in Section 9.07(d). “Participant Register” has the meaning set forth in Section 9.07(d). “Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect. “Payment Deficiency” is defined in the Depositary Agreement. “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Permit” means any and all franchises, licenses, permits, approvals, certifications, authorizations, exemptions and other rights, privileges required to be obtained from a Governmental Authority under any Legal Requirement. “Permitted Capital Expenditures” means Capital Expenditures consistent with the then current Annual Operating Budget (a) incurred for the purpose of permitting (i) the Borrower to comply with applicable Legal Requirements (including any Environmental Laws) and Applicable Permits or (ii) the Project to operate in accordance with the projections and budget set forth in the Financial Model or (b) as required to operate the Project in accordance with Prudent Industry Practices. “Permitted Indebtedness” means: (a) Indebtedness under the Loan Documents; (b) trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of the Borrower’s business operation so long as such trade accounts payable are payable within sixty (60) days of the date the respective goods are delivered or the respective services are rendered and are not more than sixty (60) days past due; (c) Indebtedness secured by Permitted Liens; (d) Subject to Section 6.08, Indebtedness consisting of working capital facilities, letters of credit facilities or reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including for funding of the Debt Service Reserve Account, Operating

29 and Major Maintenance Reserve Account or for credit support required to be provided in connection with obligations under the Material Project Documents (the “Pari Passu LC Facility”); (e) Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, self-insurance obligations, and bankers’ acceptances, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing; (f) Indebtedness under or pursuant to Swap Contracts entered into in compliance with Section 6.12; (g) any Indebtedness under or pursuant to, including contingent obligations arising from indemnities provided under, the Material Project Documents; (h) endorsements of negotiable instruments for collection in the ordinary course of business; (i) Indebtedness incurred in the ordinary course of business in connection with cash pooling arrangements, cash management, including any Treasury Management Arrangement and other similar arrangements consisting of netting arrangements and overdraft protections incurred in the ordinary course of business and not in excess of $1,000,000 in the aggregate at any time outstanding; and (j) Indebtedness consisting of obligations arising in the ordinary course of business. “Permitted Investments” means: (a) direct obligations of the United States, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States, or of any agency thereof, in either case maturing not more than one (1) year from the date of acquisition thereof; (b) investments in marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case, maturing within one (1) year from the date of acquisition and rated (on the date of acquisition thereof) “A” or better by Fitch or S&P or “A2” or better by Moody’s, respectively; (c) Dollar time deposits with, or certificates of deposit issued by, (i) any bank or trust company licensed under the laws of the United States or any state thereof having outstanding senior long-term unsecured indebtedness and whose long-term debt is rated (on the date of acquisition thereof) “A” or better by Fitch or S&P or “A2” or better by Moody’s, respectively or (ii) a licensed branch of a foreign bank organized under the law of any member country of the Organization for Economic Co-Operation and Development having outstanding senior long-term unsecured indebtedness and whose long-term debt is rated (on the date of acquisition thereof) “A” or better by Fitch or S&P or “A2” or better by Moody’s, respectively, in each case maturing not more than one (1) year from the date of acquisition thereof; (d) commercial paper or tax exempt obligations with a short-term rating “F-1” or better by Fitch or S&P or “P-1” or better by Moody’s, respectively, maturing not more than one (1) year from the date of acquisition thereof; (e) fully

30 collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (c) of this definition; and (f) money market funds rated at least “AA” or better by Fitch or Standard Poor’s or “Aa2” or better by Moody’s, including any fund for which the Depositary Bank or an Affiliate of the Depositary Bank serves as an investment advisor, administrator or shareholder servicing agent, notwithstanding that (i) the Depositary Bank or an Affiliate of the Depositary Bank charges and collects fees and expenses from such fund for services rendered (provided that such charges, fees and expenses are on terms consistent with terms negotiated at arm’s length) and (ii) the Depositary Bank charges and collects fees and expenses for services rendered pursuant to the Depositary Agreement. “Permitted Liens” means: (a) Liens on Property of the Borrower securing all obligations of the Borrower under the Loan Documents; (b) Liens securing (i) the Pari Passu L/C Facility or (ii) Indebtedness under or pursuant to Swap Contracts entered into in compliance with Section 6.12; (c) Liens for Taxes, assessments or governmental charges or claims that are not yet delinquent (or as to which the period of grace has not expired) or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor; (d) carriers’, warehousemen’s, mechanics’, materialmen’s, processor’s, repairmen’s, landlord’s or other like Liens imposed by law and arising in the ordinary course of business or in connection with the operation of the Project, in each case for sums not yet due or delinquent (or as to which the period of grace has not expired) or being contested in good faith and by appropriate proceedings and with (i) adequate reserves in accordance with GAAP or (ii) for which other appropriate provisions have been made or provided, or (iii) are fully covered by insurance; (e) pledges or deposits in connection with, or to secure payment of, obligations under worker’s compensation laws, unemployment insurance laws and other types of social security or similar legislation, old age pension or public liability obligations, statutory obligations, regulatory obligations, surety and appeal bonds (other than bonds related to judgments or litigation), government contracts, performance and return of money bonds, and good faith deposits in connection with bids, tenders, contracts or leases, customs duties and the like and other obligations of a like nature incurred in the ordinary course of business and not securing Indebtedness; (f) Liens resulting from judgments under any litigation or legal proceeding; provided that (i) execution or other enforcement of such Liens is effectively stayed or (ii) the claims secured thereby are being actively contested in good faith and by appropriate proceedings and (1) for which adequate reserves in conformity with applicable generally accepted accounting practices have been established, (2) for which other appropriate provisions have been made or provided, or (3) are fully covered by insurance; (g) Liens, deposits or pledges to secure statutory obligations; (h) other Liens incident to the ordinary course of business that are not incurred in connection with the obtaining of any loan, advance, or credit and that do not in the aggregate materially impair the use of the Borrower’s property or assets or the value of such property or assets for the purpose of such business; (i) servitudes, easements, rights of way, restrictions, encroachments, overlapping of improvements, strips, gores, gaps or breaks in contiguity, minor defects or irregularities in title

31 and such other encumbrances or charges against real property or interests therein as of a similar nature which do not in a material way interfere with the value or use thereof or the Borrower’s business; (j) the terms and provisions of any Material Project Documents; (k) as disclosed in Schedule 4.03 (the “Scheduled Liens”); and (l) (i) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with the statutory, common law and contractual rights of set-off and recoupment with respect to any Deposit Account or Securities Account of the Borrower. “Permitted Tax Distributions” means (i) with respect to any taxable period (or portion thereof) for which the Borrower is a member (or disregarded as entities separate from members) of a consolidated, combined, affiliated, unitary or similar income tax group for U.S. federal or applicable U.S. state or local or non-U.S. income tax purposes of which a direct or indirect parent of the Borrower is the common parent (each, a “Consolidated Tax Group”), or for which the Borrower is a partnership or disregarded entity for U.S. federal or applicable U.S. state or local or non-U.S. income tax purposes that is wholly-owned (directly or indirectly) by an entity that is taxable as a corporation for such income tax purposes, dividends or distributions by the Borrower to any direct or indirect parent of the Borrower in an amount required to pay any U.S. federal, state or local and/or non-U.S. income taxes (as applicable) of such Consolidated Tax Group or of such direct or indirect parent of the Borrower, as applicable, that are attributable to the taxable income of the Borrower for such taxable period; provided that, for each such taxable period, the amount of distributions shall not exceed the amount of any U.S. federal, state or local and/or non-U.S. income taxes that the Borrower would have paid for such taxable period had the Borrower, as applicable, been a stand-alone corporate taxpayer or stand-alone corporate group; (ii) with respect to any taxable period (or portion thereof) for which the Borrower is a pass-through entity (including a partnership or disregarded entity) for U.S. federal or applicable U.S. state or local or non-U.S. income tax purposes and is not wholly owned (directly or indirectly) by an entity that is taxable as a corporation for such income tax purposes, dividends or distributions by the Borrower on or prior to each estimated tax payment date as well as each other applicable due date, in amounts which are sufficient to permit the direct and indirect members or partners of the Borrower to pay their income Taxes which arise as a result of their direct or indirect ownership of the Borrower, as determined or estimated by the Borrower in good faith, assuming each such member or partner is subject to tax at the highest combined marginal U.S. federal, state and/or local income tax rates applicable to an individual or, if higher, a corporation resident in Los Angeles, California, determined by taking into account (1) any U.S. federal, state and/or local (as applicable) loss carryforwards of such member or partner available from losses of such member or partner attributable to its direct or indirect ownership of the Borrower for prior taxable periods to the extent such loss is of a character that would allow such loss to be available to reduce taxes in the current taxable period (taking into account any limitations on the utilization of such loss to reduce such taxes, and to the extent such loss had not already been utilized), and (2) the character (e.g., long- term or short-term capital gain or ordinary or exempt) of the applicable income and (3) any adjustment to such member’s or partner’s taxable income attributable to its direct or indirect

32 ownership of the Borrower and its subsidiaries as a result of any tax examination, audit or adjustment, and not taking into account (1) the application of Section 199A of the Code and (2) the deductibility of state and local income taxes for U.S. federal income tax purposes; and (iii) dividends or distributions by the Borrower to any direct or indirect parent of the Borrower in an amount required for any direct or indirect parent to pay franchise, excise and similar Taxes and other fees and expenses required to maintain its corporate or other legal existence. “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority. “Platform” has the meaning set forth in Section 9.09(c)(i). “Pledge Agreement” means that certain Pledge Agreement, dated as of the date hereof by and between Pledgor and the Collateral Agent. “Pledgor” means Cross Trails Energy Storage Project HoldCo, LLC, a Delaware limited liability company. “Power Purchase Agreement” means that certain Energy Storage System Tolling Agreement, dated as of November 7, 2024, by and between the Power Purchaser and Borrower. “Power Purchaser” means Gridmatic Echinacea LLC, a Delaware limited liability company. “PPA Cash Sweep Prepayment Date” has the meaning set forth in Section 2.04(c)(i)(E). “PPA Event” has the meaning set forth in Section 2.04(c)(i)(E). “PPA Replacement Conditions” means each of (a) a Qualified Scheduling Entity shall have been appointed by the Borrower within forty-five (45) days of the occurrence of a PPA Event, (b) the Borrower shall have delivered a Notice of Sole Control with respect to the Securities Account (as such terms are defined in the Securities Account Control Agreement (Borrower)) to the Securities Intermediary (as defined in the Securities Account Control Agreement (Borrower)) and (c) the Securities Intermediary shall have remitted all amounts on deposit in the Securities Account to the Prepayment Account (as defined in the Depositary Agreement) within forty-five (45) days of the occurrence of a PPA Event. “PPA Replacement Period” means the one hundred eighty (180) day period following the occurrence of a PPA Event. “Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

33 “Prepayment Date” means, as the context may require, the Asset Sale Proceeds Prepayment Date, the Borrowed Debt Proceeds Prepayment Date, the Equity Issuance Proceeds Prepayment Date or the PPA Cash Sweep Prepayment Date. “Prime Rate” means the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective. “Pro Forma Debt Service Coverage Ratio” has the meaning set forth in Section 6.17(b). “Pro Rata Share” means, with respect to any Lender, the ratio (expressed as a percentage) of the outstanding Loans owing to such Lender to the aggregate outstanding Loans owing to all such Lenders. “Project” means the Cross Trails BESS project, a battery energy storage system located in Snyder, Texas, and capable of delivering approximately 57 MW peak power and 114 MWh of energy storage capacity. “Project Revenues” means all revenues of the Borrower from the Project, including all interest paid in respect of any funds on deposit in the Accounts, proceeds from any business interruption and delay in start-up insurance, payments received by the Borrower under any Material Project Document, all cash payments received by the Borrower under or in connection with any Swap Contract, all proceeds of the sale or other disposition of any part of the Project and all income derived from Investments permitted under Section 6.07 but excluding all Tax Credit Transfer Proceeds. “Property” of any Person means any property or assets (whether real, personal, or mixed, tangible or intangible) of such Person. “Prudent Industry Practices” means, with respect to any Person, those practices, methods, equipment, specifications and standards of safety, as the same may change from time to time, as are commonly used by energy storage and electric generation facilities of a type and size similar to the Project as good, safe and prudent engineering practices in connection with the design, construction, operation, maintenance, repair and use of electrical and other equipment, facilities and improvements of such electrical generation facility, with commensurate standards of safety, performance, dependability, efficiency and economy. “Prudent Industry Practices” are not intended to be limited to the optimum practices, methods or acts to the exclusion of all others, but

34 rather to be acceptable practices, methods or acts generally accepted in the United States electric power generation industry. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “PUCT” means the Public Utility Commission of Texas and any successor thereto. “PUCT Filing” has the meaning set forth in Section 5.17(d). “PUHCA” means the Public Utility Holding Company Act of 2005 and FERC’s regulations promulgated thereunder. “PURA” means the Public Utility Regulatory Act, TEX. UTIL. CODE ANN. §§ 11.001 – 43.151 (2023) and the regulations of the PUCT thereunder, as now and hereafter in effect, or any successor act. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Qualified Scheduling Entity” means an ERCOT-registered Level 4 Qualified Scheduling Entity that meets the qualification requirements for such entity as defined in ERCOT Protocols. “Recipient” means (a) the Administrative Agent, and (b) any Lender, as applicable. “Register” has the meaning set forth in Section 9.07(c). “Regulation U” mean Regulation U of the Federal Reserve Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof. “Regulations T, U, and X” mean Regulations T, U, and X of the Federal Reserve Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Release” or “Released” means any release, spill, emission, leaking, pumping, depositing, pouring, placing, discarding, abandoning, emptying, migrating, seeping, escaping, leaching, dumping, injection, disposal or discharge into the environment.

35 “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Repayment Premium” means, upon the occurrence of a MOIC Event, an amount equal to the MOIC Amount that is owed to the Lenders. “Required Insurance” has the meaning set forth in Section 5.04(a). “Resignation or Removal Effective Date” has the meaning set forth in Section 8.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Response” shall have the meaning set forth in CERCLA or under any other similar Environmental Law. “Responsible Officer” means (a) with respect to any Person that is a corporation, such Person’s Chief Executive Officer, President, Chief Financial Officer, or Vice President, or authorized signatory thereof, (b) with respect to any Person that is a limited liability company, such Person’s Chief Executive Officer, President, Chief Financial Officer, or Vice President, or, if such Person has a managing member or manager, the manager or the Responsible Officer of such Person’s managing member or manager, or authorized signatory thereof, and (c) with respect to any Person that is a general partnership or a limited liability partnership, the Responsible Officer of such Person’s general partner or partners, or authorized signatory thereof. “Restricted Payment” means (a) any dividend or other distribution by the Borrower (in cash, Property of the Borrower, securities, obligations, or other property) on, or other dividends or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition by the Borrower of, any portion of any membership interest in the Borrower and (b) all payments (in cash, Property of the Borrower, securities, obligations, or other property) of principal of, interest on and other amounts with respect to, or other payments on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition by the Borrower of, any Indebtedness owed to the Pledgor or any Affiliate thereof; provided that Restricted Payments shall not include (i) the distribution to the Sponsor on the Closing Date, (ii) Permitted Tax Distributions, (iii) reimbursement of Operating Costs in accordance with the Depositary Agreement, and (iv) reimbursement of Fronted Equity Contributions in accordance with the Depositary Agreement. “Restricted Payment Conditions” has the meaning set forth in Section 6.11. “Sanctioned Country” means at any time, a country or territory which is itself the subject or target of a comprehensive Sanctions embargo (as of the date of this Agreement, Cuba, Iran,

36 North Korea, and the Crimea, so-called Donetsk People’s Republic, and so-called Luhansk People’s Republic regions of Ukraine). “Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC), the European Union, His Majesty’s Treasury, or other relevant sanctions authority. “Scheduled Liens” has the meaning set forth in the definition of “Permitted Liens”. “SEC” means the United States Securities and Exchange Commission. “Secured Parties” means the Administrative Agent, the Collateral Agent and the Lenders. “Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act. “Securities Account Control Agreement (Borrower)” means the Securities Account Control Agreement dated as of December 22, 2024 by and among the Power Purchaser, as grantor, the Borrower, as secured party, and Wilmington Trust, National Association, as securities intermediary. “Securities Account Control Agreement (Power Purchaser)” means the Securities Account Control Agreement dated as of June 17, 2025 by and among the Borrower, as grantor, the Power Purchaser, as secured party, and Wilmington Trust, National Association, as securities intermediary. “Securities Account Control Agreements” means, collectively, the Securities Account Control Agreement (Borrower) and the Securities Account Control Agreement (Power Purchaser). “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect. “Security Agreement” means the Security Agreement executed by the Borrower and the Collateral Agent. “Security Instruments” means, collectively, (a) the Security Agreement, (b) the Pledge Agreement, (c) the Depositary Agreement, (d) each other agreement, instrument or document executed at any time in connection with the Security Agreement, and (e) each other agreement, instrument or document executed at any time in connection with securing the Obligations. “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Borrower. “Site Agreement” shall have the meaning given to such terms in the EPC Contract.

37 “SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing. “SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “ABR”. “Software Agreement” means the Energy Management System Software Subscription and License Agreement dated November 13, 2024 between the Borrower and the O&M Provider. “Solvent” means, with respect to any Person on any date of determination, that on such date (it being agreed that any such determination on the Closing Date shall be after giving effect to the Closing): (a) the fair value of the assets of such Person exceeds their debts and liabilities, subordinated, contingent or otherwise, on a combined basis; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability, on a combined basis, of their debts, subordinated, contingent or otherwise, on a combined basis, as such debts become absolute and matured; (c) such Person does not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature; and (d) such Person will not have unreasonably small capital with which to conduct the business in which they are engaged as such businesses are conducted at Closing. “Sponsor” means Energy Vault Holdings, Inc., a Delaware corporation. “State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws. “Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of

38 contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). “Swap Contract” means (a) any and all interest rate swap transactions, basis swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward foreign exchange transactions, cap transactions, floor transactions, currency options, spot contracts or any other similar transactions or any of the foregoing (including any options to enter into any of the foregoing) and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc. or any International Foreign Exchange Master Agreement. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts. “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP. “Tax Credit” means the investment tax credit under Section 48 of the Code. “Tax Credit Transfer” means a transfer of all or a portion of the Tax Credits determined with respect to the Project from the Borrower or the Pledgor to a Tax Credit Transferee pursuant to Section 6418 of the Code. “Tax Credit Transfer Agreement” means, with respect to the Project, an agreement entered into between the Borrower or the Pledgor and a Tax Credit Transferee setting forth the terms of a Tax Credit Transfer, together with all other related agreements effecting such Tax Credit Transfer, in form and substance reasonably satisfactory to the Majority Lenders (such approval not to be unreasonably withheld, conditioned or delayed).

39 “Tax Credit Transfer Agreement Signing Date” means the date of execution of the applicable Tax Credit Transfer Agreement. “Tax Credit Transfer Documents” means, collectively, the Tax Credit Transfer Agreement and the Tax Credit Transferee Credit Support, if any. “Tax Credit Transfer Proceeds” means the payments to the Borrower by the Tax Credit Transferee pursuant to the Tax Credit Transfer Agreement. “Tax Credit Transferee” means a “transferee taxpayer” (as such term is used in Section 6418 of the Code) which is not related (within the meaning of Code Section 267(b) or 707(b)(1)) to the Borrower or the Pledgor, who shall be any Person that (a) (x) (A) has long-term unsecured senior debt obligations rated at least “BBB-” by S&P or at least “Baa3” by Moody’s or such equivalent rating by another ratings agency reasonably acceptable to the Majority Lenders or (B) if an unrated entity, has a minimum tangible net worth of at least $200,000,000 or (y) otherwise has a creditworthiness reasonably acceptable to the Majority Lenders or (b) has provided the Tax Credit Transferee Credit Support as of the Tax Credit Transfer Agreement Signing Date. “Tax Credit Transferee Credit Support” means, to the extent that the Tax Credit Transferee does not satisfy the condition in clause (a) of the definition of “Tax Credit Transferee”, either (a) a letter of credit for the benefit of the Borrower or the Pledgor as beneficiary an issuer whose long- term unsecured, unsubordinated indebtedness is rated at least “A-” by S&P, “A3” by Moody’s or “A-” by Fitch or such other ratings agency reasonably acceptable to the Majority Lenders with an initial statement amount that is not less than Tax Credit Transferee’s purchase commitment under the Tax Credit Transfer Agreement or (b) a parent guaranty, for the benefit of the Borrower or the Pledgor, in form and substance reasonably acceptable to the Majority Lenders (such approval not to be unreasonably withheld, delayed or conditioned) by either (i) an Affiliate of the Tax Credit Transferee that has (1) has long-term unsecured senior debt obligations rated at least “BBB-” by S&P or at least “Baa3” by Moody’s or such equivalent rating by another ratings agency reasonably acceptable to the Majority Lenders or (2) if an unrated entity, has a minimum tangible net worth of at least $200,000,000 or (ii) another Person reasonably acceptable to the Majority Lenders. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect

40 to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one (1) month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Title Company” has the meaning set forth in Section 5.17(a)(i)(B). “Title Policy” has the meaning set forth in Section 5.17(a)(i)(B). “Trade Date” has the meaning set forth in Section 9.07(b)(i). “Transaction Documents” means, collectively, the Material Project Documents and the Loan Documents. “Transmission Service Provider” means Golden Spread Electric Cooperative (and, as applicable, Big Country Electric Cooperative) as the electric transmission service provider(s) under the Interconnection Agreement. “Treasury Management Arrangement” means any agreement or other arrangement governing the provision of treasury or cash management services, including Deposit Accounts, overdraft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts,

41 returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services. “Trust Officer” means, when used with respect to the Administrative Agent or the Collateral Agent, any officer of the Administrative Agent or the Collateral Agent, as applicable, assigned to the Loan Agency Unit (or any successor unit, department or division) of the Administrative Agent or the Global Capital Markets - Project Finance Unit (or any successor unit, department or division) of the Collateral Agent, as applicable, located at the Corporate Trust Office of the Administrative Agent or the Collateral Agent, as applicable, who has direct responsibility for the administration of this Agreement and the other Loan Documents. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Term SOFR or ABR. “UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

42 “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.10(f)(ii)(B). “Voluntary Equity Contributions” means any equity contribution made to the Borrower by or on behalf of the Pledgor or any Affiliate of the Pledgor. “Voting Securities” means (a) with respect to any corporation (including any unlimited liability company), capital stock of such corporation having general voting power under ordinary circumstances to elect directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have special voting power or rights by reason of the happening of any contingency), (b) with respect to any partnership, any partnership interest or other ownership interest having general voting power to elect the general partner or other management of the partnership or other Person, and (c) with respect to any limited liability company, membership certificates or interests having general voting power under ordinary circumstances to elect managers (or the individuals performing similar functions) of such limited liability company. “Withholding Agent” means the Borrower and the Administrative Agent. “Working Capital Account” has the meaning set forth in Section 5.17(e) “Working Capital Requirement” has the meaning set forth in Section 5.17(e) “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable UK Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

43 “WTNA Fee Letter” means that certain Agency Fee Letter, dated as of the date hereof (as may be amended in writing from time to time by such parties and the provisions of which are hereby incorporated by reference), by and between the Administrative Agent and the Borrower. Section 1.02 Computation of Time Periods. In this Agreement, with respect to the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”. Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) subject to Section 9.07, any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Section 1.04 UCC Terms. Terms defined in the UCC in effect on the date hereof and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. Section 1.05 Accounting Terms; Changes in GAAP. (a) Accounting Terms. Except as otherwise expressly provided herein, all accounting terms not otherwise defined herein shall be construed in conformity with GAAP. Financial statements and other information required to be delivered by the Borrower to the Lenders pursuant to Sections 5.01(a) and 5.01(b) shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof) be prepared in accordance with GAAP as in effect at the time of such preparation. Notwithstanding the foregoing, for purposes of determining compliance with any

44 covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) Changes in GAAP. If the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Section 1.06 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to ABR, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services to ascertain ABR, the Term SOFR Reference Rate, Term SOFR, or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.07 Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, limited partnership or trust, or an allocation of assets to a series of a limited liability company, limited partnership or trust (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or

45 with a separate Person. Any division of a limited liability company, limited partnership or trust shall constitute a separate Person hereunder (and each division of any limited liability company, limited partnership or trust that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). ARTICLE II TERM LOAN Section 2.01 Commitment for Loans. (a) Loans. (i) Each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make a Loan to the Borrower on the Closing Date in an amount equal to such Lender’s Commitment. (ii) Any Loans repaid may not be reborrowed. (iii) Loans may be ABR Loans or SOFR Loans, as further provided herein. Subject to Section 2.07, each Borrowing shall be comprised entirely of ABR Loans or SOFR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (b) Evidence of Indebtedness. (i) Maintenance of Records; Register. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and the Lenders shall be conclusive absent manifest error of the amount of the Loans made by such Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (ii) Promissory Notes. Upon the request of any Lender to the Borrower, the Borrower shall execute and deliver to such Lender the applicable Notes which shall evidence such Lender’s Loans to the Borrower in addition to such accounts or records.

46 Each Lender may attach schedules to such Notes and record thereon the date, amount, and maturity of its Loans and payments with respect thereto. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (iii) Notwithstanding anything to the contrary herein, in the event of a conflict between this Section 2.01(b) on the one hand, and the Register or Participant Register provisions of Sections 9.07(c) or (d), on the other hand, such provisions of Sections 9.07(c) or (d), as applicable, shall govern. Section 2.02 Method of Borrowing. (a) Notice. (i) The Borrowing shall be made pursuant to a Notice of Borrowing given by Borrower to Administrative Agent and each Lender not later than 8:00 a.m. (New York City time) on the Closing Date, by electronic mail. Each Notice of Borrowing delivered by the Borrower hereunder shall be irrevocable and binding on the Borrower. (ii) The Notice of Borrowing shall be by electronic mail (with a PDF file of the executed Notice of Borrowing attached), specifying (A) the requested date of such Borrowing (which shall be a Business Day); (B) the aggregate amount of such Borrowing; (C) whether such Borrowing is to be an ABR Borrowing or a SOFR Borrowing; (D) in the case of a SOFR Borrowing, the Interest Period therefor; and (E) the location and number of the accounts to which funds are to be disbursed. If no election as to the Type of a Borrowing is specified in the Notice of Borrowing, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested SOFR Borrowing, the Borrower shall be deemed to have selected an Interest Period of six (6) month’s duration. (iii) Promptly following receipt of the Notice of Borrowing, the Administrative Agent shall advise each Lender of the details thereof and such Lender’s Pro Rata Share of such Borrowing. Each Lender shall, before 9:00 a.m. (New York City time) on the date of such Borrowing, make available for the account of its applicable Lending Office to the Administrative Agent at its address referred to in Section 9.09, or such other location as the Administrative Agent may specify by notice to the Lenders, in same day funds, such Lender’s Pro Rata Share of such Borrowing. The Administrative Agent will make all such funds so received available to the Borrower in like funds, by wire transfer of such funds in accordance with the instructions provided in the applicable Notice of Borrowing. (b) Funding by Lenders; Administrative Agent Reliance. Unless the Administrative Agent shall have received notice from a Lender, prior to the date any payment is required to be

47 made by it to the Administrative Agent hereunder, that such Lender will not make such payment, the Administrative Agent may assume that such Lender has timely made such payment and the Administrative Agent may (and in the case of the initial Borrowing, shall), in reliance upon such assumption, make available a corresponding amount to the Person entitled thereto. If and to the extent that such Lender shall not have so made such payment available to the Administrative Agent, such Lender agrees to immediately repay to the Administrative Agent on demand such corresponding amount, together with interest on such amount, for each day from the date such amount is made available to the applicable Person until the date such amount is repaid to the Administrative Agent, at the lesser of (i) the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) the Maximum Rate. If such Lender shall repay to the Administrative Agent such corresponding amount and interest as provided above, such corresponding amount so repaid shall constitute such Lender’s payment required hereunder for purposes of this Agreement even though not made on the day required hereunder. (c) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the lesser of (i) the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) the Maximum Rate. Section 2.03 Termination of the Commitments. The Commitments shall terminate on the Closing Date. Section 2.04 Repayment and Prepayment of Loans. (a) Principal Payments of the Loans. (i) The Borrower shall repay to the Lenders the principal amount of the Loans outstanding on each Interest Payment Date in the respective amounts set forth opposite such dates in Schedule 2.04(a). (ii) Any remaining unpaid principal, interest, fees and costs payable hereunder or under the Loan Documents shall be due and payable on the Maturity Date or such earlier date in accordance with Section 7.02.

48 (b) Optional Prepayments. The Borrower may prepay the Loans, in whole or in part, after giving by 12:00 p.m. (New York City time) three (3) Business Days’ prior written notice to the Administrative Agent stating the proposed date and aggregate principal amount of such prepayment and the MOIC Amount. All voluntary prepayments of the Loans shall be made simultaneously with the payment by the Borrower of accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment, and in the case of any voluntary prepayment of Loans in full or in part, the Repayment Premium. (c) Mandatory Prepayments and Mandatory Offers of Prepayment. (i) Prepayment Events. Subject to Section 2.04(c)(ii): (A) To the extent all or any portion of Net Cash Proceeds received by the Borrower in connection with any Event of Loss or Event of Taking is required to be transferred to the Prepayment Account in accordance with Section 3.01(b)(i)(B) of the Depositary Agreement, the Borrower shall, within three (3) Business Days from the date of transfer of such Net Cash Proceeds (such date, the “Casualty Event Prepayment Date”), offer to prepay, (I) with an amount equal to 100% of such Net Cash Proceeds, the aggregate outstanding principal amount of Loans plus the accrued but unpaid interest thereon to the Casualty Event Prepayment Date and (II) the Repayment Premium, if any; (B) If the Borrower receives Net Cash Proceeds from any Disposition (other than Dispositions in the ordinary course of business, otherwise permitted by Section 6.09 or otherwise addressed in Section 2.04(c)(i)(D)) in excess of $1,000,000, and such proceeds are not used to purchase replacement assets within one hundred eighty (180) days following receipt thereof (the “Longstop Asset Sale Date”), the Borrower shall, within three (3) Business Days from the Longstop Asset Sale Date (the “Asset Sale Proceeds Prepayment Date”), offer to prepay (or cause to be prepaid) (an “Asset Sale Prepayment”) (I) with an amount equal to 100% of such Net Cash Proceeds, the aggregate outstanding principal amount of Loans plus the accrued but unpaid interest thereon to the Asset Sale Proceeds Prepayment Date and (II) the Repayment Premium, if any; (C) If the Borrower incurs Borrowed Debt (excluding any Permitted Indebtedness), the Borrower shall, substantially concurrently with the incurrence of such Borrowed Debt (the “Borrowed Debt Proceeds Prepayment Date”), prepay (I) with an amount equal to 100% of the principal amount of such Borrowed Debt, the aggregate outstanding principal amount of Loans plus the accrued but unpaid interest thereon to the Borrowed Debt Proceeds Prepayment Date and (II) the Repayment Premium, if any;

49 (D) If the Borrower receives Net Cash Proceeds from the issuance of any Equity Interests by the Borrower (other than issuances pursuant to employee stock plans or other benefit or employee incentive arrangements existing from time to time), the Borrower shall, within three (3) Business Days from the date of receipt of such Net Cash Proceeds (the “Equity Issuance Proceeds Prepayment Date”) (subject to Section 2.04(c)(i)(E)), offer to prepay (a “Equity Issuance Prepayment”) (I) with an amount equal to 100% of such Net Cash Proceeds, the aggregate outstanding principal amount of Loans plus the accrued but unpaid interest thereon to the Equity Issuance Proceeds Prepayment Date and (II) the Repayment Premium, if any; (E) In the event of (x) an early termination of the Power Purchase Agreement by the Borrower or the Power Purchaser, (y) a payment default by the Power Purchaser under the terms of the Power Purchase Agreement that has not been cured or waived within the applicable cure or grace period thereof, or (z) a continuing Bankruptcy Event in respect of the Power Purchaser (each of clauses (x), (y), and (z), a “PPA Event”), then, in each case, unless the Borrower executes and delivers an Additional Material Project Document in replacement thereof (subject to Section 6.06) or other agreement that is in the form and substance reasonably acceptable to the Majority Lenders within one hundred eighty (180) days of the occurrence of such PPA Event (such date, the “Longstop PPA Replacement Date”), then, on each Interest Payment Date following the Longstop PPA Replacement Date (each such Interest Payment Date, a “PPA Cash Sweep Prepayment Date”) until the date that the Power Purchase Agreement is replaced or as otherwise agreed by the Majority Lenders, the Borrower shall prepay (I) with an amount equal to 100% of the Excess Cash on deposit in the Revenue Account and the proceeds deposited into the Prepayment Account in accordance with Section 3.05(a)(i)(B) of the Depositary Agreement, the aggregate outstanding principal amount of Loans plus the accrued but unpaid interest thereon to the applicable PPA Cash Sweep Prepayment Date and (II) the Repayment Premium, if any. (ii) Notices of Mandatory Prepayment and Mandatory Offers of Prepayment. The Borrower shall notify the Administrative Agent in writing of any prepayment pursuant to Section 2.04(c)(i) at least three (3) Business Days prior to the applicable Prepayment Date (or such shorter time as the Administrative Agent may agree). Each such notice shall specify such Prepayment Date and provide a reasonably detailed calculation of the amount of such proposed prepayment. The Administrative Agent will promptly notify each Lender of the contents of the Borrower’s prepayment notice, and of the amount of such Lender’s Pro Rata Share of the prepayment. Each Lender will have the right to refuse any prepayment pursuant to Section 2.04(c)(i)(A), (B), and (D), as applicable, by giving written notice of such refusal to the Administrative Agent within two (2) Business Days after such Lender’s receipt of notice from the Administrative Agent of such notice of prepayment

50 (such refused amounts, the “Declined Proceeds”). The Borrower shall make all such prepayments (other than Declined Proceeds) on the applicable Prepayment Date. The Borrower may retain such Declined Proceeds and apply them in a manner not prohibited by this Agreement. (iii) Each partial prepayment of any Borrowing shall be in an amount not less than $500,000. Each prepayment under this Section 2.04 shall be applied to the Loans as determined by the Lenders in their sole discretion. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.05. Section 2.05 Interest. (a) Interest Elections. (i) Elections by Borrower for Borrowings. Subject to Section 2.01, the Loans initially shall be of the Type specified in the Notice of Borrowing and, in the case of a SOFR Borrowing, shall have the Interest Period specified in the Notice of Borrowing. Thereafter, the Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing as a Borrowing of the same Type and, in the case of a SOFR Borrowing, may elect the Interest Period therefor, all as provided in this Section 2.05. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (ii) Notice of Elections. Each such election pursuant to this Section 2.05 shall be made upon the Borrower’s irrevocable notice to the Administrative Agent. Each such notice shall be in the form of a written Interest Election Request, appropriately completed and signed by a Responsible Officer of the Borrower, or may be given by telephone to the Administrative Agent (if promptly confirmed in writing by delivery of such a written Interest Election Request consistent with such telephonic notice) and must be received by the Administrative Agent not later than three (3) Business Days prior to each continuation or conversion. (iii) Content of Interest Election Requests. Each Interest Election Request pursuant to this Section 2.05 shall specify the following information in compliance with Section 2.02(a): (A) if different options are being elected with respect to different portions of the Borrowing, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (C) and (D) below shall be specified for each resulting Borrowing);

51 (B) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (C) whether the resulting Borrowing is to be an ABR Borrowing or SOFR Borrowing; and (D) if the resulting Borrowing is a SOFR Borrowing, the Interest Period therefor after giving effect to such election. (iv) Notice by Administrative Agent to Lenders. The Administrative Agent shall advise each applicable Lender of the details of an Interest Election Request and such Lender’s portion of such resulting Borrowing no less than one Business Day before the effective date of the election made pursuant to such Interest Election Request. (v) Failure to Make an Interest Election Request; Events of Default. If the Borrower fails to deliver a timely and complete Interest Election Request with respect to a SOFR Borrowing prior to the end of the Interest Period therefor, then, unless such SOFR Borrowing is repaid as provided herein, the Borrower shall be deemed to have selected that such SOFR Borrowing shall automatically be continued as a SOFR Borrowing at the end of such Interest Period. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Majority Lenders, so notifies the Borrower, then, so long as such Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a SOFR Borrowing and (ii) unless repaid as provided herein, each SOFR Borrowing shall automatically be converted to an ABR Borrowing at the end of the Interest Period therefor. (b) Interest Rates. Subject to subsection (c), (i) each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Rate; and (ii) each SOFR Loan shall bear interest at a rate per annum equal to Term SOFR for the Interest Period therefor plus the Applicable Rate. (c) Default Rate. Notwithstanding the foregoing, (i) upon the occurrence and during the continuance of an Event of Default under Section 7.01(a) or Section 7.01(e), all overdue Obligations shall bear interest, after as well as before judgment, at the Default Rate and (ii) upon the occurrence and during the continuance of any Event of Default (other than an Event of Default addressed in the foregoing clause (i)), upon the request of the Majority Lenders, all overdue Obligations shall bear interest, after as well as before judgment, at the Default Rate. Interest accrued pursuant to this Section 2.05(c) and all interest accrued but unpaid on or after the Maturity Date shall be due and payable on demand (and if no such demand is made, then due and payable on the otherwise due dates provided herein or if no such due dates are provided herein on the last day of each calendar quarter). Interest shall continue to accrue on the Obligations after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any Debtor Relief Law.

52 (d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein; provided that (i) interest accrued pursuant to subsection (b) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the Maturity Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any SOFR Borrowing prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion. (e) Interest Computation. All interest hereunder shall be computed on the basis of a year of three hundred sixty (360) days (or in the case of interest computed by reference to the ABR at times when the ABR is based on the Prime Rate, such interest shall be computed on the basis of a year of three hundred sixty five (365) days (or three hundred sixty six (366) days in a leap year)), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. The applicable ABR or Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. (f) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. Section 2.06 Inability to Determine Rates. Subject to Section 2.07, if, on or prior to the first day of any Interest Period for any SOFR Loan: (a) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that Term SOFR cannot be determined pursuant to the definition thereof, or (b) the Majority Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Majority Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert ABR Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the

53 Administrative Agent (with respect to subsection (b), at the instruction of the Majority Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to this Agreement. Subject to Section 2.07, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on ABR Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR” until the Administrative Agent revokes such determination. Section 2.07 Benchmark Replacement. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Majority Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.07(a) will occur prior to the applicable Benchmark Transition Start Date. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.07(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the

54 Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.07, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.07. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent, or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Section 2.08 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify, or deem applicable any reserve, special deposit, compulsory loan, insurance charge, or similar requirement against assets of, deposits with

55 or for the account of, or credit extended or participated in by, any Lender (or its applicable Lending Office); (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender (or its applicable Lending Office) any other condition, cost or expense (in each case, other than Taxes) affecting this Agreement or the Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender (or its applicable Lending Office) or such other Recipient of making or maintaining any loan or of maintaining its obligation to make or accept and purchase any such loan, or to reduce the amount of any sum received or receivable by such Lender (or its applicable Lending Office) or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such other Recipient, the Borrower will pay to such Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital/Liquidity Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of financial institutions generally, including such Lender’s holding company or any corporation controlling such Lender, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender to a level below that which such Lender, the corporation controlling such Lender, or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies, the policies of the corporation controlling such Lender, and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time within ten (10) Business Days after written demand by such Lender the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender, the corporation controlling such Lender, or such Lender’s holding company for any such reduction suffered. (c) Certificate. Any Lender claiming compensation under this Section 2.08 shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts necessary to compensate such Lender as specified in subsections (a) and (b) of this Section 2.08 hereunder which shall be determined by such Lender in good faith and which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.

56 (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.08 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 2.08 for any increased costs incurred or reductions suffered more than one hundred eighty (180) days prior to the date that such Lender notifies the Borrower and the Administrative Agent of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one hundred eighty (180) -day period referred to above shall be extended to include the period of retroactive effect thereof). Section 2.09 Payments and Computations. (a) Payments. Subject to this Section 2.09, all payments of principal, interest, and other amounts to be made by the Borrower under this Agreement and other Loan Documents (other than the Fronting Fee Letter) shall be made to the Administrative Agent in Dollars and in immediately available funds, without setoff, deduction, or counterclaim. (b) Payment Procedures. The Borrower shall make each payment under this Agreement and under the Notes not later than 12:00 p.m. (New York City time) on the day when due in Dollars to the Administrative Agent at the location referred to in the Notes (or such other location as the Administrative Agent shall designate in writing to the Borrower) in same day funds and, as to payments of principal, accompanied by a notice of optional payment from the Borrower, with appropriate insertions and executed by a Responsible Officer of the Borrower. The Administrative Agent will promptly thereafter, and in any event prior to the close of business on the day any payment is made, cause to be distributed like funds relating to the payment of principal, interest or fees ratably (other than amounts payable solely to the Administrative Agent or a specific Lender pursuant to Sections 2.08, 2.10, 2.11, and 9.02 and such other provisions herein which expressly provide for payments to a specific Lender, but after taking into account payments effected pursuant to Section 7.03) in accordance with each Lender’s applicable Pro Rata Share to the Lenders for the account of their respective applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon receipt of other amounts due solely to the Administrative Agent or a specific Lender, the Administrative Agent shall distribute such amounts to the appropriate party to be applied in accordance with the terms of this Agreement. (c) Non-Business Day Payments. Whenever any payment shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be. (d) Application of Insufficient Payments. Subject to Section 7.05, if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all

57 amounts of principal, interest, fees and other amounts then due hereunder, such funds shall be applied (i) first, to pay interest, fees and other amounts then due hereunder, ratably among the parties entitled there-to in accordance with the amounts of interest, fees and other amounts then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. (e) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other Obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued but unpaid interest thereon or other such Obligations greater than its Pro Rata Share thereof as provided herein, then the Lender receiving such greater proportion shall (i) notify the Administrative Agent of such fact, and (ii) take an assignment of, or purchase participations in, (in any event, for cash at face value) the Loans and such other Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued but unpaid interest on their respective Loans and other amounts owing them; provided that: (A) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (B) the provisions of this clause shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including any payments in connection with Section 2.04(b)), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary, or any Affiliate of any of the foregoing (as to which the provisions of this clause shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Legal Requirement, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. Section 2.10 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Legal Requirements. If any applicable Legal Requirement (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Legal Requirements and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding of Indemnified Taxes has been made (including such deductions and withholdings of

58 Indemnified Taxes applicable to additional sums payable under this Section 2.10) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Legal Requirements, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Indemnification by Borrower. The Borrower shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.10) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection (d). (e) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.10, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

59 (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Legal Requirements or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.10(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or IRS Form W- 8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal

60 withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed copies of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower (or if the Borrower is a disregarded entity, its regarded owner for U.S. federal income tax purposes) described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable); or (iv) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN- E (or IRS Form W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Legal Requirements as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Legal Requirements to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Legal Requirements and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Legal Requirements (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably

61 requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) On or before the date on which Wilmington Trust, National Association (and any successor or replacement Administrative Agent) becomes the Administrative Agent hereunder, it shall deliver to the Borrower two executed copies of either (i) IRS Form W-9 certifying that such Administrative Agent is exempt from U.S. federal backup withholding tax, or (ii) IRS Form W-8ECI with respect to any payments to be received on its own behalf and IRS Form W-8IMY (certifying that it is either a “qualified intermediary” within the meaning of United States Treasury Regulation Section 1.1441-1(e)(5) that has assumed primary withholding obligations under the Code, including Chapters 3 and 4 of the Code, or a “U.S. branch” within the meaning of United States Treasury Regulation Section 1.1441-1(b)(2)(iv) that is treated as a U.S. Person for purposes of withholding obligations under the Code) for the amounts the Administrative Agent receives for the account of others. Each Lender and the Administrative Agent agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent, as applicable, in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.10 (including by the payment of additional amounts pursuant to this Section 2.10), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection (g)

62 shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.10 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. Section 2.11 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.08, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.10, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.08 or 2.10, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lender. If any Lender requests compensation under Section 2.08 or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.10 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.11(a) so as to eliminate such situation, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.07), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.08 or Section 2.10) and obligations under this Agreement and the related Loan Documents (other than the Fronting Fee Letter) to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) as to assignments required by the Borrower, the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 9.07, unless such fee has been waived by the Administrative Agent; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its applicable Loans, accrued but unpaid interest thereon, accrued

63 but unpaid fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued but unpaid interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.08 or payments required to be made pursuant to Section 2.10, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with any applicable Legal Requirement; and (v) with respect to a Non-Consenting Lender, the proposed amendment, modification, waiver, consent or release with respect to this Agreement or any other Loan Document has been approved by the Majority Lenders. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower or the Administrative Agent to require such assignment and delegation cease to apply. Solely for purposes of effecting any assignment involving a Non-Consenting Lender under this Section 2.11 and to the extent permitted under applicable Legal Requirements, each Lender hereby designates and appoints the Administrative Agent as true and lawful agent and attorney-in- fact, with full power and authority, for and on behalf of and in the name of such Lender to execute, acknowledge and deliver the Assignment and Acceptance required hereunder if such Lender is a Non-Consenting Lender and such Lender shall be bound thereby as fully and effectively as if such Lender had personally executed, acknowledged and delivered the same. Section 2.12 Illegality. If any Lender determines that any Legal Requirement has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate or Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate or Term SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (a) any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert ABR Loans to SOFR Loans, shall be suspended, and (b) the interest rate on which ABR Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR”, in each case until each affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to ABR Loans (the interest rate on which ABR

64 Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “ABR”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. ARTICLE III CONDITIONS Section 3.01 Conditions to Closing. The occurrence of the Closing Date and the obligation of each Lender to make its Loan hereunder is subject to the satisfaction (or waiver in accordance with Section 9.03) of the following conditions precedent: (a) Loan Documents. The Administrative Agent shall have received duly executed copies of this Agreement and each of the other Loan Documents to be executed as of the Closing Date. (b) Legal Opinion. The Administrative Agent and the Lenders shall have received an opinion of the Borrower’s counsel dated as of the date of this Agreement. (c) Certificates. The Administrative Agent and the Lenders shall have received a certificate of a Responsible Officer of Borrower certifying as to: (i) Secretary’s Certificate. (A) the resolutions of the Board of Directors (or other applicable governing body) of the Borrower approving the Loan Documents to which it is a party, (B) the partnership agreement, articles or certificate of incorporation, or certificate of formation (as applicable) and the limited liability company agreement, operating agreement, partnership agreement or bylaws (as applicable) of the Borrower as then in effect, (C) the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the other Loan Documents to which Borrower is a party; and (D) certificates of good standing for the Borrower in each state in which each such Borrower is organized, which certificate shall be dated a date not sooner than thirty (30) days prior to the date of this Agreement; and (ii) Closing Date Certificate. the matters set forth in Section 3.01(f), (h) and (k) below. (d) Payment of Fees and Expenses. On or prior to the Closing Date, the Borrower shall have paid the fees required to be paid to the Secured Parties in connection with any Fee Letters and all costs and expenses payable pursuant to Section 9.01(a) to the extent invoices for such fees, costs, and expenses have been presented to the Borrower at least one Business Day prior to the

65 Closing Date (it being understood that this Section 3.01(d) may be satisfied concurrently with the initial funding of Loans under this Agreement). (e) Historical Financial Statements. The Lenders shall have received (it being agreed that availability of the following financial information on the SEC website shall constitute the Lenders’ receipt) (i) audited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Sponsor for the fiscal year ending on December 31, 2024, and (ii) unaudited consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Sponsor for the fiscal quarter ending on March 31, 2025. (f) No Material Adverse Change. Since December 31, 2024, except as set forth on Schedule 3.10(f) no event or circumstance that has had or could reasonably be expected to cause a Material Adverse Change has occurred. (g) Patriot Act. The Administrative Agent and the Lenders shall have received (at least three (3) Business Days prior to the Closing Date to the extent requested at least five (5) Business Days prior to the Closing Date), and be reasonably satisfied in form and substance with all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, but not restricted to, the Patriot Act. (h) Representations and Warranties. Each of the representations and warranties made by the Pledgor and Borrower in, or pursuant to, the Loan Documents shall be true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the Closing Date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) as of such earlier date. (i) Collateral. (i) Subject to Section 5.17, the appropriate UCC-1 financing statements covering the Collateral for filing with the appropriate authorities and any other documents, agreements or instruments necessary to create a legal, valid and enforceable security interest in such Collateral shall be in proper form for filing, registration or recordation. (ii) The Administrative Agent and the Lenders shall have received the results of a recent lien search in the Office of the Secretary of State of the State of Delaware with respect to the Pledgor and the Borrower, and in each other jurisdiction where material assets of the Borrower are located, and such searches shall reveal no Liens on the Equity Interests of the Borrower or any of the assets of the Borrower, in each case, except for

66 Permitted Liens or Liens to be discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Administrative Agent and the Lenders. (j) Notice of Borrowing. The Administrative Agent and the Lenders shall have received a Notice of Borrowing duly executed by the Borrower in accordance with Section 2.02(a). (k) No Default. No Default or Event of Default shall exist or would result from such Loan or from the application of the proceeds thereof. (l) Annual Operating Budget. The Administrative Agent and the Lenders shall have received the Annual Operating Budget. (m) Independent Engineer’s Report and Reliance Letter. The Administrative Agent and the Lenders shall have received copies of a report of the Independent Engineer, together with a reliance letter in respect of the same authorizing the Secured Parties’ reliance on such report. (n) Payoff. The Administrative Agent and the Lenders shall have received evidence that the Indebtedness in connection with the Crescent Cove Credit Agreement has been fully paid, and the lenders under the Crescent Cove Credit Agreement shall have released all Liens granted in their favor under the Crescent Cove Credit Agreement pursuant to releases, discharges and executed payoff letters provided on or prior to the Closing Date. ARTICLE IV REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants as of the Closing Date as follows: Section 4.01 Existence. (a) The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, and is in good standing in each jurisdiction in which such qualification is required by law, except where the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. (b) The Borrower has the limited liability company power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Loan Documents to which is it a party, and to perform its obligations thereunder.

67 Section 4.02 Authorization; Consents, Etc. (a) The Borrower has taken all necessary limited liability company action to authorize the execution, delivery, and performance of the Loan Documents to which it is a party, including the granting of Liens pursuant to the Security Instruments and to authorize the extensions of credit on the terms and conditions of the Loan Documents. (b) No consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, and performance of the Loan Documents by the Borrower, except for (i) the filing of UCC-1 and UCC-3 financing statements in the appropriate state and county filing offices, (ii) those consents, authorizations, filings and notices as set forth on Schedule 4.02(b), (iii) such consents, authorizations, filings, and notices which have been obtained or made on or prior to the date hereof and are in full force and effect, or (iv) such consents, authorizations, filings, and notices which, if not obtained or made, could not reasonably be expected to result in a Material Adverse Change. (c) Each Loan Document has been duly executed and delivered on behalf of the Borrower. (d) Each Loan Document constitutes a legal, valid, and binding obligation of the Borrower enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. Section 4.03 Disclosure. (a) This Agreement, the financial statements delivered pursuant to Section 3.01(e) and the factual information (excluding estimates, projections, other projected financial information, forward looking statements and information of a general economic or industry nature) in the documents, certificates and other writings delivered to the Secured Parties by or on behalf of the Borrower in connection with the transactions contemplated hereby prior to the Closing Date (collectively, the “Disclosure Documents”), taken as a whole, and as modified or supplemented by other information so furnished, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. (b) All projections and forward-looking statements in the Disclosure Documents prepared by the Borrower were prepared in good faith and were based on reasonable assumptions as to all legal and factual matters material to the estimates set forth therein (it being recognized by the Lenders that projections are not to be viewed as facts or a guarantee of future performance, are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control and that the actual results during the period or periods covered by such projections may vary from such projections and such variations may be material).

68 Section 4.04 No Subsidiaries. As of the Closing Date, the Borrower has no Subsidiaries and has no Equity Interests in any Person. Section 4.05 Financial Condition and Unaudited Balance Sheet. The Borrower has delivered to the Lenders an unaudited balance sheet as of the Closing Date. Such balance sheet fairly presents in all material respects the financial position of the Borrower as of the Closing Date. Section 4.06 Compliance with Laws, Other Instruments, Etc. The execution, delivery, and performance by the Borrower of the Loan Documents will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than the creation of any Liens pursuant to the Loan Documents) in respect of any Property of the Borrower under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, limited liability company agreement, or any other agreement or instrument to which the Borrower is bound or by which the Borrower or any of its properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions, or provisions of any order, judgment, decree, or ruling of any court, arbitrator, or Governmental Authority applicable to the Borrower, or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Borrower. Section 4.07 Litigation; Observance of Agreements, Statutes, and Orders. (a) Except as set forth on Schedule 4.07 (the “Existing Litigation”), there are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Borrower, threatened in writing against or affecting the Borrower or any Property of the Borrower in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. (b) The Borrower is not in default under any agreement or instrument to which it is a party or by which it is bound, in violation of any order, judgment, decree, or ruling of any court, any arbitrator, or any Governmental Authority or any statute or other rule or regulation of any Governmental Authority applicable to the Borrower, in each case, which default or violation could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Section 4.08 Taxes. The Borrower has filed all material tax returns that are required to have been filed by it in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied it or its properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which, individually or in the aggregate, is not material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which

69 the Borrower has established adequate reserves in accordance with GAAP. The Borrower knows of no basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Change. The charges, accruals and reserves on the books of the Borrower in respect of U.S. federal, state or other taxes for all fiscal periods are adequate in all material respects. Section 4.09 Title to Property. The Borrower has good and sufficient title to its properties or leases that individually or in the aggregate are material or are necessary to operate, or maintain the Project, including all such properties reflected in the most recent audited balance sheet referred to in Section 4.05 or purported to have been acquired or leased by the Borrower after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are material are valid and subsisting and are in full force and effect in all material respects. Section 4.10 Intellectual Property. (a) Except as set forth on Schedule 4.10, the Borrower owns or has a right to use all licenses, patents, copyrights, software, service marks, trademarks and trade names, required for the operations of the Borrower and the Project, that individually or in the aggregate are material, without known conflict with the rights of others. (b) To the best knowledge of the Borrower, no product or service of the Borrower infringes in any material respect any patent, copyright, trademark or other intellectual property right, owned by any other Person. (c) To the best knowledge of the Borrower, there is no material violation by any Person of any right of the Borrower with respect to any license, patent, copyright, software, service mark, trademark, trade name owned or used by the Borrower. Section 4.11 ERISA and Employee Matters. (a) Except for matters that could not individually or in the aggregate reasonably be expected to result in a Material Adverse Change, the Borrower and each ERISA Affiliate have operated and administered all Employee Benefit Plans in compliance with all applicable laws. Neither the Borrower nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to Employee Benefit Plans, and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by the Borrower or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Borrower or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to Section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or

70 federal law or Section 4068 of ERISA or by the granting of a security interest in connection with the amendment of an Employee Benefit Plan, other than such liabilities or Liens as would not be individually or in the aggregate reasonably be expected to result in a Material Adverse Change. The present value of the aggregate benefit liabilities under each of the Employee Benefit Plans (other than Multiemployer Plans), determined as of the end of such Employee Benefit Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Employee Benefit Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Employee Benefit Plan allocable to such benefit liabilities in an amount that would result in a Material Adverse Change. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in Section 3 of ERISA. The Borrower and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are material. The expected postretirement benefit obligation (determined as of the last day of the Borrower’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Borrower is not material. (b) The execution and delivery of this Agreement will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code, that otherwise is not subject to an applicable statutory or administrative exemption. The representation by the Borrower in the first sentence of this Section 4.11(b) is expressly made in reliance upon and subject to the accuracy of the Lender’s representation in Section 8.13 (Certain ERISA Matters) as to the sources of the funds to be used to fund the Loan. (c) The Borrower does not have any Non-U.S. Plans. Section 4.12 Margin Regulations. No part of the proceeds from the Loans will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Borrower in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Borrower and the Borrower does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

71 Section 4.13 Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 4.13 sets forth a complete and correct list of all outstanding Indebtedness of the Borrower as of December 31, 2024 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any guaranty thereof), since which date there has been no material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Borrower. The Borrower is not in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Borrower and no event or condition exists with respect to any Indebtedness of the Borrower that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) Except as disclosed in Schedule 4.13, the Borrower has not agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness. (c) The Borrower is not a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Borrower, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Borrower, except as disclosed in Schedule 4.13. Section 4.14 Anti-Corruption Laws; Sanctions; Patriot Act. (a) Neither the Borrower nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or will in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union. (b) Neither the Borrower nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Borrower’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws. (c) No part of the proceeds from the Loans (i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Borrower or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Lender to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws; (ii) will be used, directly or indirectly, in violation of, or cause

72 any Lender to be in violation of, any applicable Anti-Money Laundering Laws; or (iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Lender to be in violation of, any applicable Anti-Corruption Laws. (d) The Borrower has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Borrower and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws. Section 4.15 Status under Certain Statutes. The Borrower is not subject to, or is exempt from, regulation under the Investment Company Act of 1940. Section 4.16 Environmental Matters. (a) Permits, Etc. As of the Closing Date, the Borrower (i) has obtained all Environmental Permits required by applicable Legal Requirements for the ownership and operation of Properties and the conduct of business (ii) is, and since July 1, 2022, has been, in compliance with all terms and conditions of such Permits and with all other requirements of applicable Environmental Laws; (iii) has not received written notice of any violation or alleged violation of any Environmental Law or Permit; and (iv) is not subject to any actual, pending or to the Borrower’s knowledge, threatened Environmental Claim; except, in each case above, that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. (b) Certain Liabilities. None of the owned or operated Property of the Borrower, (i) has been placed on the National Priorities List, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs, which, individually or in the aggregate, has resulted in or could reasonably be expected to result in a Material Adverse Change; or (ii) has been the site of any Release of Hazardous Materials from the Borrower’s, or, to the Borrower’s knowledge, any other Person’s operations which has caused at the site any condition that, individually or in the aggregate, has resulted in or could reasonably be expected to result in the need for Response that would cause a Material Adverse Change. (c) Certain Actions. Without limiting the foregoing, the Borrower has no knowledge of any facts which would give rise to any Environmental Claim or any other liability under Environmental Laws occurring on or in any way related to real properties owned, leased or operated by the Borrower, except, in each case, such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

73 Section 4.17 Energy Regulatory Status. (a) The Borrower has filed a notification of self-certification of EWG status with FERC which is true and correct in all material respects. The Pledgor is a “holding company” under PUHCA solely with respect to its ownership of an EWG. (b) Neither the Borrower nor the Pledgor is subject to regulation (i) as a “public utility” under the FPA or (ii) by the PUCT as an “electric utility,” “transmission and distribution utility,” “retail electric provider” or “public utility” as defined in PURA. (c) None of the Secured Parties or any Affiliate of such Persons will, solely as a result of the Borrower’s construction, ownership, leasing or operation of the Project, the sale of energy, capacity or ancillary services therefrom as contemplated in the Material Project Documents or the entering into a Material Project Document in respect of such Project, the borrowing of the Loans, the entering into of the Loan Documents by the Borrower or the Pledgor, or any transaction contemplated hereby or thereby, be subject to, or not exempt from, regulation under the FPA, PUHCA or PURA respecting the rates or the financial or organizational regulation of electric utilities, except that upon the exercise of certain remedies as provided for under the Loan Documents, a Secured Party or its Affiliate may be subject to regulation under the PUHCA, unless an exemption or exception applies. (d) Other than the notice of self-certification of EWG status, and filings, consents, orders or approvals that may be required by the Borrower to obtain and maintain its Interconnection Agreement and EWG status, no filing with or consent, order or approval from FERC or PUCT is required to be made or obtained in order for the Borrower and the Pledgor to enter into the Loan Documents and subject to the items listed in Schedule 4.02(b), no other filing with or consent, order or approval from FERC or PUCT is required to be made or obtained for the ownership and operation of the Project and the sale of energy, capacity and/or ancillary services therefrom. Section 4.18 Solvency. As of the Closing Date, the Sponsor, Borrower and the Pledgor, are each, and after giving effect to the transactions contemplated by the Loan Documents, will be, Solvent. Section 4.19 No Default. No Default or Event of Default has occurred and is continuing. Section 4.20 Perfection of Security Interests. (a) Concurrently with the Closing, subject to Section 5.17 and the release of any existing security, the Security Instruments will be effective to create in favor of the Collateral

74 Agent and the Secured Parties a legal, valid and enforceable security interest in the Collateral described therein, subject to any Permitted Liens. (b) The security interest granted to the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents in the Collateral will be perfected (a) with respect to any property that can be perfected solely by filing, to the extent Article 9 of the UCC applies thereto, upon the filing of financing statements in the applicable filing office in Delaware, (b) with respect to the Accounts, upon execution of the Depositary Agreement and (c) with respect to any property (if any) that can be perfected by possession, upon the Collateral Agent receiving possession thereof. Section 4.21 Material Project Documents. (a) Correct and complete copies of all Material Project Documents have been delivered to the Lenders by the Borrower. (b) Each Material Project Document is an Effective Material Project Document. (c) The rights granted to the Borrower pursuant to the Material Project Documents are sufficient in all material respects to enable the Project to be located, constructed, operated and routinely maintained as contemplated by the Transaction Documents and provide adequate ingress and egress for any reasonable purpose in connection with the operation and maintenance of the Project. Section 4.22 Labor Matters. Except as, in the aggregate, would not reasonably be expected to have a Material Adverse Change: (a) there is no strike, request for representation, organizing campaign, work stoppage, slowdown, lockout or other labor dispute against the Borrower pending or, to the knowledge of the Borrower, threatened; and (b) hours worked by and payments made to employees of the Borrower have not been in violation of the Fair Labor Standards Act or any other applicable Legal Requirement dealing with such matters. Section 4.23 Condemnation Proceedings. There are no condemnation proceedings by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened in writing with respect to the Project, or sale of power therefrom or any portion thereof material to the construction, ownership or operation of the Project or sale of power therefrom.

75 Section 4.24 Utilities. All utility services necessary for the construction of the Project and the operation of the Project for its intended purpose are available at the Mortgaged Property or will be so available as and when required upon commercially reasonable terms. Section 4.25 Roads and Feeder Lines. (a) All roads necessary for the construction and full utilization of the Project for its intended purposes under the Material Project Documents have either been completed or the necessary rights of way therefor have been acquired. (b) All necessary easements, rights of way, agreements and other rights for the construction, interconnection, and utilization of the feeder lines of the Project have been acquired. ARTICLE V AFFIRMATIVE COVENANTS So long as any Loan or any amount (other than contingent indemnity obligations for which no claim has been made) under any Loan Document shall remain unpaid, the Borrower agrees, unless the Majority Lenders shall otherwise consent in writing, to comply with the following covenants: Section 5.01 Financial Statements. The Borrower shall furnish to the Administrative Agent for distribution to the Lenders: (a) Quarterly Statements. (i) Until the first anniversary of the Closing, within ninety (90) days and (ii) thereafter, within sixty (60) days after the end of each quarterly fiscal period in each fiscal year of the Borrower (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of: (A) the balance sheet of the Borrower as at the end of such quarter, and (B) statements of income, changes in shareholders’ equity and cash flows of the Borrower, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; and (b) Annual Statements. Within one hundred twenty (120) days after the end of each fiscal year of the Borrower, duplicate copies of, (i) the balance sheet of the Borrower as at the end of such year, and (ii) statements of income, changes in members’ equity and cash flows of the Borrower for such year, setting forth in each case in comparative form the figures for the previous

76 fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances. Section 5.02 Reporting Requirements. The Borrower shall furnish to the Administrative Agent for distribution to the Lenders: (a) Defaults. As soon as possible and in any event within five (5) days after the occurrence of any Default known to any Responsible Officer of the Borrower which is continuing on the date of such statement, a statement of a Responsible Officer of the Borrower setting forth the details of such Default and the actions which the Borrower has taken and proposes to take with respect thereto. (b) Employee Benefits Matters. To the extent that it would reasonably be expected to result in a Material Adverse Change, promptly, and in any event within five (5) days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Borrower or an ERISA Affiliate proposes to take with respect thereto: (i) with respect to any Employee Benefit Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the Closing Date; (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, and Employee Benefit Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; (iii) any event, transaction or condition that could result in (A) the incurrence of any liability by the Borrower or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or (B) in the imposition of any Lien on any of the rights, properties or assets of the Borrower or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if in either case, such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to result in a Material Adverse Change; or (iv) receipt of notice of the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans. (c) Environmental Notices. Promptly upon, and in any event no later than thirty (30) days after (or such longer period as the Administrative Agent may agree at the direction of

77 the Majority Lenders), the receipt thereof, or the acquisition of knowledge thereof, by the Borrower, a copy of any form of request, claim, complaint, order, notice, summons or citation received from any Governmental Authority or any other Person, concerning (i) violations or alleged violations of Environmental Laws, which seeks to impose liability or corrective action or other obligations thereof in excess of $2,000,000 or which could otherwise reasonably be expected to cause a Material Adverse Change, (ii) any action or omission on the part of the Borrower in connection with Hazardous Materials which would reasonably result in the imposition of liability in excess of $2,000,000 or that would otherwise reasonably be expected to cause a Material Adverse Change, or (iii) the filing of a Lien in connection with obligations arising under Environmental Laws upon, against or in connection with the Borrower, or any of its Collateral, wherever located, the value of which Lien would reasonably be expected to exceed $2,000,000; (d) Annual Operating Budget. No later than forty-five (45) days prior to the end of each fiscal year, a proposed Annual Operating Budget for the following fiscal year, to the extent such Annual Operating Budget is being amended in accordance with Section 5.14; (e) Notices from Governmental Authority. Promptly, and in any event within thirty (30) days of receipt thereof, copies of any notice to the Borrower from any Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Change; (f) Resignation or Replacement of Auditors. Within ten (10) days following the date on which the Borrower’s auditors resign or the Borrower elects to change auditors, as the case may be, notification thereof, together with such further information as the Majority Lenders may request; (g) Litigation. Promptly, copies of any written complaint commencing any litigation or proceeding (or any written threat or notice of the intention of any Person to file or commence any litigation or proceeding), including any litigation or proceeding under Environmental Laws, involving the Borrower or the Project, in each case to the extent any such litigation or proceeding (i) relates to the Project and involves a claim which equals or exceeds $2,000,000, (ii) would reasonably be expected to have a Material Adverse Change if determined adversely to the Borrower or the Project or (iii) seeks injunctive or similar relief; (h) Event of Loss. The occurrence of any Event of Loss, in each case, whether or not insured and involving a probable loss of $2,000,000 or more; (i) Material Adverse Change. The occurrence of any event or condition that has had or is reasonably expected to cause a Material Adverse Change;

78 (j) Material Project Documents. Promptly and in any event within five (5) Business Days after receipt thereof by the Borrower (or by such later date as the Administrative Agent may agree to at the direction of the Majority Lenders); (i) the delivery or receipt of any notice pursuant to any Material Project Document that could reasonably be expected to have a Material Adverse Change; (ii) any termination or material amendment, modification or waiver of any Material Project Document; (iii) any material breach or default under any Material Project Document (such notice to be provided no later than five (5) Business Days after the receipt by the Borrower of any notice of such material breach or default of a Material Project Document from a Material Project Participant); (iv) any event of force majeure asserted under any Material Project Document which exists for more than ten (10) consecutive days; or (v) any periodic reporting delivered under the terms of the Software Agreement or the Power Purchase Agreement; (k) Tax Credit Transfer Documents. Promptly after the Tax Credit Transfer Agreement Signing Date, copies of the Tax Credit Transfer Documents. (l) Patriot Act. Promptly, following a request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act; (m) Requested Information. With reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Borrower or relating to the ability of the Borrower to perform its obligations hereunder and under the Loans as from time to time may be reasonably requested by any Lender. Notwithstanding the foregoing, the Borrower shall not be required to disclose to the Administrative Agent or any Lender, or any agents, advisors or other representatives thereof, any written material, (i) the disclosure of which would cause a breach of any confidentiality provision in the written agreement governing such material applicable to such Person, (ii) which is the subject of attorney-client privilege or attorney’s work product privilege asserted by the applicable Person to prevent the loss of such privilege in connection with such information, or (iii) which is a non-financial trade secret or other proprietary information.

79 Section 5.03 Compliance with Laws, Etc. The Borrower shall (a) comply with all laws, ordinances, Governmental Rules, or regulations to which it is subject (including ERISA, Environmental Laws, the Patriot Act, and the other laws and regulations referred to in Section 4.14), except where such failure to so comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change and (b) obtain and maintain in effect all Permits necessary to the ownership of its properties or to the conduct of its business, in each case to the extent necessary to ensure that failures to obtain or maintain in effect such Permits and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Section 5.04 Insurance. (a) Subject to Section 5.17(b), the Borrower shall maintain, through either an individual policy or as part of a group policy maintained by or for the Borrower, with financially sound and reputable insurance companies, the insurance on all material property of the Borrower that is of an insurable character in at least the amounts and against at least such risks (but including in any event property/business interruption and casualty) as are set forth on Schedule 5.04 hereto, to the extent available on commercially reasonable terms (the “Required Insurance”). If the Borrower fails to take out or maintain the full insurance coverage required by this Section 5.04, the Collateral Agent, acting at the direction of the Majority Lenders, upon ten (10) Business Days’ prior notice (unless the aforementioned insurance would lapse within such period or has already lapsed, in which event notice shall not be required) to the Borrower of any such failure, may (but shall not be obligated to) take out the required policies of insurance and pay the premia on the same. Section 5.05 Maintenance of Properties. (a) The Borrower shall maintain and keep, or cause to be maintained and kept, the Project, all equipment and other Property useful and necessary in the business of the Borrower, in all material respects, in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 5.05 shall not prevent the Borrower from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business or the Borrower has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change. (b) The Borrower shall keep and maintain the Project in accordance with its obligations under the Material Project Documents, insurance policies, all Applicable Permits and all applicable Legal Requirements, except, in each case, where the failure to do so would not reasonably be expect to have a Material Adverse Change. Section 5.06 Payment of Taxes.

80 (a) The Borrower shall file all material tax returns required to be filed by it in any jurisdiction and shall pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on it or any of its properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien (other than a Permitted Lien) on the properties or assets of the Borrower, provided that the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Borrower on a timely basis in good faith and in appropriate proceedings, and the Borrower has established adequate reserves therefor in accordance with GAAP on the books of the Borrower or (ii) the nonpayment of such tax, assessment, charge, levy or claim could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change. (b) The Borrower shall at all times maintain its status as a partnership or an entity disregarded for U.S. federal, state and local income tax purposes. All of the owners of interests in the Borrower that are treated as equity for U.S. federal income tax purposes will be “United States persons” within the meaning of Code Section 7701(a)(30). Section 5.07 Corporate Existence, Etc. Subject to Section 6.02, the Borrower shall at all times preserve and keep its limited liability company power and existence in full force and effect. Section 5.08 Books and Records. The Borrower shall maintain proper books and records and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Borrower. The Borrower shall keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. Section 5.09 Visitation Rights; Periodic Meetings. The Borrower shall permit any Lender or any of their respective agents, advisors, or other representatives thereof, acting together: (a) No Default. If no Event of Default then exists, at the expense of such Lender and upon reasonable prior notice to the Borrower, to visit the principal executive office of the Borrower, to discuss the affairs, finances and accounts of the Borrower with the Borrower’s officers, and (with the consent of the Borrower, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Borrower, which consent will not be unreasonably withheld) to visit the other offices and properties of the Borrower, all at such reasonable times and no more than once a year (for all Secured Parties, taken as a whole), as reasonably requested in writing. (b) Default. If an Event of Default then exists, at the expense of the Borrower, to visit and inspect any of the offices or properties of the Borrower, to examine all its books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with the Borrower’s officers and independent public accountants

81 (and by this provision the Borrower authorizes said accountants to discuss the affairs, finances and accounts of the Borrower), all at such times and as often as may be reasonably requested. (c) Notwithstanding the foregoing, the Borrower shall not be required to disclose to the Administrative Agent or any Lender, or any agents, advisors or other representatives thereof any written material, (i) the disclosure of which would cause a breach of any confidentiality provision in the written agreement governing such material applicable to such Person, (ii) which is the subject of attorney-client privilege or attorney’s work product privilege asserted by the applicable Person to prevent the loss of such privilege in connection with such information, or (iii) which is a non-financial trade secret or other proprietary information. Section 5.10 Further Assurances; Additional Collateral. (a) Subject to the terms and conditions of this Agreement and the other Loan Documents, the Borrower shall use commercially reasonable efforts to take, or cause to be taken, all actions necessary to maintain and preserve the Liens created by the Security Instruments and the priority thereof, subject in all events to Permitted Liens, including (i) making filings and recordations on a timely basis, (ii) making payments of fees and other charges on a timely basis, (iii) issuing and, if necessary, filing or recording supplemental documentation on a timely basis, including continuation statements, (iv) taking commercially reasonable efforts to promptly discharge all claims or other Liens (other than Permitted Liens) adversely affecting the rights of any Secured Party in any Collateral, (v) publishing or otherwise delivering notice to third parties and (vi) taking all other actions necessary to ensure that all Collateral is subject to a valid and enforceable first priority Lien (subject only to Permitted Liens) in favor of the Collateral Agent for the benefit of the Secured Parties. (b) Upon the occurrence of any change in the legal description to any Site Agreement, the Borrower shall promptly execute an amendment to the Mortgage with respect to such Site Agreement updating such legal description and deliver copies of the documents described above to the Secured Parties. (c) With respect to any personal property acquired after the Closing by the Borrower as to which the Collateral Agent, for the benefit of the Secured Parties, does not have a perfected security interest, the Borrower shall promptly execute and deliver to the Collateral Agent such amendments to the Security Agreement or such other documents necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in such property and take all actions necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in such property, including the entering into of account control agreements and the filing of UCC financing statements in such jurisdictions as may be required by the Security Agreement or by applicable law or as may be reasonably requested by the Collateral Agent (acting at the direction of the Majority Lenders); provided that the actions contemplated by this clause shall not be required in respect of any such property if perfection of the security interest in such property requires more than the entering into of account control

82 agreements and the filing of UCC financing statements or delivery of Collateral that can be perfected by possession unless the value of such property, individually or in the aggregate, is equal to $1,000,000 or more. (d) With respect to any fee or leasehold interest in any real property having a value (together with improvements thereof) of at least $1,000,000 acquired after the Closing by the Borrower, the Borrower shall promptly execute and deliver a mortgage or deed of trust, as applicable, (or an amendment to the existing Mortgage) in favor of the Collateral Agent, for the benefit of the Secured Parties, covering such real property and if requested by the Collateral Agent (acting at the direction of the Majority Lenders), deliver to the Secured Parties title insurance, surveys, consents, estoppels and legal opinions with respect to such after-acquired property in form and scope substantially reasonably satisfactory to the Majority Lenders with respect to the Mortgage or the Mortgaged Properties. Section 5.11 Material Project Documents. The Borrower shall (a) perform and observe, in all material respects, the terms, its covenants and obligations under the Material Project Documents, except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (b) enforce, defend and protect all of its material rights under all of the Material Project Documents, except to the extent that the failure to enforce, defend or protect any such rights could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change and (c) operate, preserve and maintain the Project in accordance with applicable law, specifications in the relevant Material Project Documents and, in the absence thereof, Prudent Industry Practices, in each case, in all material respects. Section 5.12 Use of Proceeds. The Borrower shall apply the proceeds of the Loans to (a) pay Operating Costs (other than, prior to the Retained Amount Release Date, fines and penalties resulting from the failure to timely make the PUCT Filing), (b) fund the Debt Service Reserve Account and the Operating and Major Maintenance Reserve Account, (c) pay (or reimburse the Borrower and its Affiliates for) fees, costs and expenses in connection with the transactions under the Loan Documents and/or (d) make a distribution or distributions to the Sponsor or its designee on the Closing Date. Section 5.13 Separateness Provisions. The Borrower shall comply with its separate obligations under its organizational documents.

83 Section 5.14 Operating Budget. (a) The Borrower shall use its commercially reasonable efforts to comply with the applicable Annual Operating Budget. (b) Each Annual Operating Budget may only be amended with the prior written consent of the Collateral Agent (acting upon the instructions of the Majority Lenders in consultation with the Independent Engineer), which consent shall not be unreasonably withheld, conditioned, or delayed; provided that the Annual Operating Budget may increase, without such consent, the aggregate amount of Operating Costs and Capital Expenditures by no more than 20% as contemplated by the prior effective Annual Operating Budget or as projected for any given year in the Financial Model delivered as a condition precedent to the Closing. Section 5.15 EWG Status. The Borrower shall take all necessary or appropriate actions to obtain and maintain EWG status. Section 5.16 Anti-Corruption Laws; Sanctions. The Borrower shall maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower and its directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. Section 5.17 Post Closing Covenants. (a) Real Estate Matters. (x) As soon as practicable following the date on which the Existing Litigation is settled or otherwise resolved and the Scheduled Liens are released, but in no event later than January 31, 2026 in the case of clause (i) below, and (y) within ninety (90) days of the Closing Date in the case of clauses (ii) and (iii) below: (i) the Borrower shall deliver to the Administrative Agent in respect of the Mortgaged Property existing as of the Closing Date: (A) the fully executed and notarized Mortgage in proper form for recording in the official real property records of Scurry County, Texas (the “Official Records”), encumbering the Mortgaged Property existing as of the Closing Date, which shall be substantially in the form of Exhibit E; (B) a Texas T-2 loan policy of title insurance (the “Title Policy”) issued by a nationally recognized title company reasonably acceptable to Collateral Agent and the Lenders (the “Title Company”) with respect to the Mortgaged Property existing as of the Closing Date and identified therein, in an amount to be agreed, and otherwise in form and substance reasonably satisfactory to the Collateral Agent, containing such endorsements as the Collateral Agent may reasonably

84 request, on, and (x) insuring that the Borrower has good legal and valid title, including leasehold interest and easement interest, in, or right to occupy and use, such Mortgaged Property (and any other real property that is subject to any easement granted for the benefit of the Borrower), free and clear of any Liens or other exceptions to title other than Permitted Liens, and (y) containing no exception for the lien rights of mechanics’ liens or suppliers, inchoate or otherwise; (C) evidence reasonably satisfactory to the Majority Lenders that the Borrower has paid to the Title Company or to the appropriate Governmental Authority all expenses and premiums of the Title Company and all other sums required in connection with the issuance of the Title Policy and all recording charges payable in connection with recording the Mortgage in the Official Records; and (D) an opinion of Vinson & Elkins LLP, Texas counsel to the Borrower as to the enforceability of the Mortgage. (ii) the Collateral Agent shall have received ALTA/ACSM form survey of the Mortgaged Property prepared in accordance with the 2021 Minimum Standard Detail Requirements in form and substance reasonably satisfactory to the Majority Lenders showing (A) as to the Mortgaged Property existing as of the Closing Date, the exact location and dimensions thereof, including the location of all means of access thereto and all easements relating thereto and showing the perimeter within which all improvements are located and all encroachments thereon, (B) the location and dimensions of all improvements, fences or encroachments located in or on such Mortgaged Property, (C) whether such Mortgaged Property or any portion thereof is located in a special earthquake or flood hazard zone and (D) that there are no encroachments, easements or other encumbrances affecting such Mortgaged Property, except for Permitted Liens. (iii) The Collateral Agent shall have received (A) a flood hazard certificate evidencing whether the Mortgaged Property existing as of the Closing Date is located, in whole or in part, in an area designated by the Federal Emergency Management Agency as a special flood hazard area (a “Flood Hazard Property”) and whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (B) for any Flood Hazard Property, the Borrower’s written acknowledgment of receipt of written notification as to the fact that such Mortgaged Property is a Flood Hazard Property and as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program and (C) for any “Buildings” or “Manufactured (Mobile) Homes” (as such terms are defined in Flood Insurance Laws) situated on a Flood Hazard Property which Buildings and/or Manufactured (Mobile) Homes are also located in a special flood hazard area or an area having mud slide hazards, copies of the application for a flood insurance policy of the Borrower plus proof of

85 premium payment, and a declaration page confirming that flood insurance in the amounts required by Flood Insurance Laws has been issued, or such other evidence of such flood insurance reasonably satisfactory to the Majority Lenders and naming the Collateral Agent as sole loss payee on behalf of the Lenders. (b) Insurance. (i) Within sixty (60) days of the Closing Date, the Collateral Agent (on behalf of the Secured Parties) shall have received (A) an insurance broker’s certificate from the Borrower’s nationally recognized insurance broker(s), confirming that all Required Insurance is in full force and effect and that all premiums then due thereon have been paid and providing copies of all policies evidencing such insurance (or a binder, commitment or certificates signed by the insurer or a broker authorized to bind the insurer), (B) a report of the Insurance Consultant, together with a reliance letter in respect of same authorizing the Secured Parties’ reliance on such report, and (C) a certificate from the Insurance Consultant, addressed to the Collateral Agent confirming that all insurance required to be maintained by the Borrower pursuant to the terms of this Agreement and the other Loan Documents to which it is a party (1) are in full force and effect and (2) all premia due at that time under each relevant insurance have been paid. All property insurance policies are to be made payable to the Collateral Agent for the benefit of the Secured Parties, as their interests may appear, in case of loss, pursuant to a standard lender’s loss payable endorsement with a standard, non-contributory “lender” or “secured party” clause. All certificates of property and general liability insurance are to be delivered to the Collateral Agent, with the lender’s loss payable and additional insured endorsements in favor of the Collateral Agent, and the Borrower shall use commercially reasonable efforts to cause the applicable insurance company to provide for not less than thirty (30) days and not less than ten (10) days in the case of non-payment prior written notice to the Collateral Agent of the exercise of any right of cancellation. (c) Consents. The Borrower shall use commercially reasonable efforts to obtain and deliver to the Administrative Agent copies of each fully executed consent or notice, as applicable, set forth in Schedule 5.17(c) hereto within forty-five (45) days after the Closing Date. (d) Energy Regulatory Matters. The Borrower shall use commercially reasonable efforts to promptly file, as soon as practicable, a power generation company registration which includes an emergency operations plan (the “PUCT Filing”) with PUCT pursuant to PURA and PUCT regulations for the ownership and operation of the Project and the sale of energy, capacity and/or ancillary services therefrom. (e) Working Capital Account. Within thirty (30) days after the Closing Date, to the extent the Power Purchase Agreement in effect on the Closing Date has not been replaced, the Borrower shall have established a working capital account (the “Working Capital Account”). The Working Capital Amount will initially be funded upon receipt by the Borrower or the Pledgor of

86 any Tax Credit Transfer Proceeds, in an amount equal to $500,000 (the “Working Capital Requirement”); provided that, for the avoidance of doubt, any Tax Credit Transfer Proceeds in excess of $500,000 shall not (i) constitute Project Revenues nor (ii) be required to be deposited into any Account. To the extent there is any Payment Deficiency, the amounts on deposit or credited to the Working Capital Account shall be used for the payment of interest and principal under the Credit Agreement in accordance with Section 3.01(c)(iii) and (iv) of the Depositary Agreement, prior to the invasion of the Debt Service Reserve Account in accordance with Section 3.02(c) of the Depositary Agreement. The Borrower shall maintain such Working Capital Account until the termination or replacement of the Power Purchase Agreement in effect on the Closing Date. (f) Borrower shall retain the Retained Amount in the Revenue Account until the Retained Amount Release Date. ARTICLE VI NEGATIVE COVENANTS So long as any Obligations (other than contingent indemnity obligations for which no claim has been made) under any Loan Document shall remain unpaid, the Borrower agrees, unless the Majority Lenders otherwise consent in writing, to comply with the following covenants. Section 6.01 Transactions with Affiliates. Except as set forth in Schedule 6.01, the Borrower will not enter into directly or indirectly any transaction or group of related transactions (including the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (an “Affiliate Transaction”), except in the ordinary course and pursuant to the reasonable requirements of the Borrower’s business and upon fair and reasonable terms no less favorable to the Borrower than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate or, in the good faith judgment of the Borrower, no comparable transaction is available with which to compare such Affiliate Transaction but such Affiliate Transaction is otherwise fair to the Borrower from a financial point of view; provided, however, the foregoing provisions of this Section 6.01 shall not apply to (a) Restricted Payments hereunder and (b) transactions in which the Borrower delivers to the Administrative Agent a letter from an independent accounting, appraisal or investment banking firm of national standing stating that such transaction is fair to the Borrower from a financial point of view or otherwise meets the requirements of this Section 6.01. Section 6.02 Merger, Consolidation, Etc. The Borrower shall not consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless: (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Borrower as an entirety, as the case may be, shall be a solvent corporation or limited liability

87 company organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if the Borrower is not such corporation or limited liability company, such corporation or limited liability company shall have executed and delivered to each Lender its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Notes and the other Loan Documents and such corporation or limited liability company shall have caused to be delivered to each Lender an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Majority Lenders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing; (b) No such conveyance, transfer or lease of substantially all of the assets of the Borrower shall have the effect of releasing the Borrower or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section, from its liability under this Agreement, the Notes and the other Loan Documents. Section 6.03 Line of Business; Subsidiaries. (a) The Borrower shall not engage in any business if, as a result, the general nature of the business in which the Borrower would then be engaged, taken as a whole, would be substantially changed from the general nature of the business in which the Borrower is engaged on the date of this Agreement. (b) The Borrower shall not create, form or acquire any Subsidiary (of any percentage of legal, beneficial or record ownership), enter into any partnership or joint venture or maintain any employees. For purposes of this Section 6.03, beneficial ownership shall not refer to any Permitted Investments or contractual rights of the Borrower otherwise permitted pursuant to the Loan Documents. Section 6.04 Liens. The Borrower shall not directly or indirectly create, incur, assume or suffer to exist (upon the happening of a contingency or otherwise) any Lien upon any of the Collateral, whether now owned or hereafter acquired, except Permitted Liens. Section 6.05 Limitation on Amendments to the Material Project Documents, Organizational Documents, Tax Credit Transfer Documents and Securities Account Control Agreements. (a) The Borrower shall not amend or otherwise modify, in any material or adverse respect, or grant any material or adverse waiver or consent under, any Material Project Document without the consent of the Majority Lenders (in consultation with the Independent Engineer).

88 (b) The Borrower shall not amend, supplement or otherwise modify (pursuant to a waiver or otherwise) its organizational documents, including the separateness provisions thereof, or permit or suffer to exist any amendment or modification of any of its organizational documents unless any such amendment or modification (i) does not adversely affect any material rights or remedies of any of the parties under any Material Project Document and (ii) could not otherwise reasonably be expected to have a Material Adverse Change. (c) The Borrower shall not amend or otherwise modify, or shall cause the Pledgor not to amend or otherwise modify, in any material and adverse respect, or grant any material or adverse waiver or consent under, any Tax Credit Transfer Document without the consent of the Majority Lenders. (d) The Borrower shall not amend or otherwise modify, in any material and adverse respect (including, for the avoidance of doubt, any release or reduction of the Credit Support (as defined in each Power Purchase Agreement)), or grant any material or adverse waiver or consent under, any of the Securities Account Control Agreements. Section 6.06 Additional Material Project Documents. The Borrower shall not enter into or become a party to any Additional Material Project Document (including any Additional Material Project Document replacing the Power Purchase Agreement) (with any series of related Additional Material Project Documents entered into as part of a single transaction or series of related transactions to be considered as one “Additional Material Project Document” for purposes of this Section) without the consent of the Majority Lenders unless such Additional Material Project Document is in the best interest of, and on terms fair and reasonable to the Borrower, as certified by a Responsible Officer of the Borrower and the Borrower has delivered a copy of the Additional Material Project Document to each Lender and to the extent required, the Borrower has given or caused to be given written notice to the counterparty thereto of the security interest therein granted under the Security Instruments, or used commercially reasonable efforts to obtain a consent to assignment therefor within thirty (30) days after the execution of such Additional Material Project Document. Section 6.07 Investments. The Borrower shall not make any advance, loan, extension of credit (by way of Guarantee or otherwise) or capital contribution to, or purchase any Equity Interests, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other Investment in, any Person, asset or Property other than (a) Permitted Investments, (b) any rights it may have under the Material Project Documents, (c) immaterial assets and properties and (d) Investments not otherwise permitted under this Section 6.07, so long as the aggregate amount of such Investments permitted under this clause (d) does not exceed $350,000. Section 6.08 Indebtedness.

89 The Borrower shall not create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except Permitted Indebtedness; provided that any incurrence of a Pari Passu LC Facility shall be subject to the satisfaction or waiver of the following: (a) Delivery of a certificate from a Responsible Officer of the Borrower that (i) no Default or Event of Default has occurred and is continuing or will result from the incurrence of such Pari Passu LC Facility, (ii) the additional Indebtedness is not expected to have a Material Adverse Change, (iii) as to the use of the proceeds of such Indebtedness and (iv) to the extent that such Indebtedness is incurred to provide credit support required to be provided in connection with obligations under the Material Project Documents, a certification that such Indebtedness, together with other funds available for the Project, are expected to comply with obligations under the applicable Material Project Documents; (b) Delivery of any documents and/or instruments evidencing, documenting, securing or otherwise relating to any or all of the obligations relating to the applicable Pari Passu LC Facility; (c) Each of (i) the Debt Service Reserve Account, after giving effect to such incurrence, will be funded in an amount equal to the then-applicable Debt Service Reserve Requirement, (ii) the Operating and Major Maintenance Reserve Account, after giving effect to such incurrence, will be funded in an amount equal to the then-applicable Operating Reserve Requirement, and (iii) if then in effect, the Working Capital Account, after giving effect to such incurrence, will be funded in an amount equal to the then-applicable Working Capital Requirement; and (d) The aggregate amount of the Pari Passu LC Facility shall not exceed $5,000,000 at any time. Section 6.09 Sale of Assets. The Borrower shall not dispose of any of its Property that is material to the Project, whether now owned or hereafter acquired, except: (a) the liquidation, sale or use of cash and Permitted Investments; (b) the Disposition of obsolete, damaged, worn out or surplus property, assets or rights (including surplus real property), or property, assets or rights not used or useful in the business of the Borrower in the ordinary course of business or where such property is not otherwise material to the operation of the relevant Project or the business of the Borrower; (c) sales of (and the granting of any option or other right to purchase, lease or otherwise acquire) power, electric capacity, transmission capacity, emissions credits, energy storage capacity or energy storage services or ancillary services or other inventory or products in the ordinary course of business, including pursuant to the Power Purchase Agreement;

90 (d) sales of a Tax Credit and any other tax monetization structures; (e) Restricted Payments permitted pursuant to Section 6.11; (f) Disposition of property or assets in the ordinary course of business that is or contemporaneously replaced by property or assets of at least comparable value and use; or (g) other Dispositions on an arm’s-length basis for cash consideration having a fair market value not to exceed $1,000,000 in any fiscal year and $2,000,000 in the aggregate for all such Dispositions; provided that such Disposition is not reasonably expected to materially and adversely affect the operation and maintenance of the Project. Section 6.10 Capital Expenditures. The Borrower shall not make any Capital Expenditures other than Permitted Capital Expenditures and Capital Expenditures to the extent financed in full with the proceeds of Voluntary Equity Contributions made to the Borrower which could not reasonably be expected to have a Material Adverse Change. Section 6.11 Restricted Payments. Except as set forth in Section 5.12, the Borrower shall not make any Restricted Payments unless each of the following conditions (“Restricted Payment Conditions”) set forth below have been satisfied: (a) no Default or Event of Default has occurred and is continuing; (b) the Borrower delivers to the Collateral Agent a certificate (setting out its calculations therein) confirming that, on the Interest Payment Date on which such Restricted Payment is to be made, (i) the Historical Debt Service Coverage Ratio for the most recent fiscal quarter ending prior to such Interest Payment Date was not less than 1.25:1.00 and (ii) the Pro Forma Debt Service Coverage Ratio for the fiscal quarter to occur after such Interest Payment Date shall not be less than 1.25:1.00; (c) (i) the Debt Service Reserve Account is funded (with cash or an Acceptable Letter of Credit (or by any combination of the foregoing)) in an amount equal to the Debt Service Reserve Requirement, (ii) the Operating and Major Maintenance Reserve Account is funded (with cash or an Acceptable Letter of Credit (or by any combination of the foregoing)) in an amount equal to the Operating Reserve Requirement, and (iii) if then in effect, the Working Capital Account is funded (with cash or an Acceptable Letter of Credit (or by any combination of the foregoing)) in an amount equal to the Working Capital Requirement; and

91 (d) if a PPA Replacement Period is in effect, each of the PPA Replacement Conditions has been satisfied. Section 6.12 Swap Contracts. The Borrower shall not enter into any speculative Swap Contract or engage in any similar transaction for speculative purposes. Section 6.13 Changes in Fiscal Periods; Accounting Policies; Location; Name. (a) The Borrower shall not, without the consent of the Majority Lenders, permit its fiscal year to end on a day other than December 31, change its method of determining fiscal quarters or make, permit any change in accounting policies or reporting practices except as required by GAAP or change its federal employer identification number, except for any such changes which are not materially adverse to the Lenders. (b) Except upon twenty (20) days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of all additional financing statements (executed where appropriate) and other documents reasonably requested by the Collateral Agent and the Majority Lenders to maintain the validity, perfection and priority of the security interests provided for herein, the Borrower shall not change (i) its jurisdiction of organization, (ii) its location of principal place of business, or (iii) its name. Section 6.14 Maintenance of Accounts. The Borrower shall not establish or maintain any deposit, securities, commodities or similar account other than (a) the Accounts established in accordance with the terms of the Depositary Agreement, (b) any deposit or securities accounts necessary or useful in the conduct of the Borrower’s business that may be established after the Closing (the “Deposit Accounts”); provided that, solely with respect to the Deposit Accounts, the Borrower shall obtain and deliver control agreements to the Collateral Agent concurrently with the establishment thereof and (c) Excluded Accounts. Section 6.15 Lease Agreement. The Borrower shall not enter into any lease agreements other than the Site Agreement and lease agreements pursuant to which no more than $1,000,000 in the aggregate in rental payments shall be made in any fiscal year. Section 6.16 Sale and Leasebacks. Except in connection with any sales of Tax Credits or any other tax monetization structures, the Borrower shall not enter into any arrangement with any Person providing for the leasing by the

92 Borrower of Property that has been or is to be sold or transferred by the Borrower to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower. Section 6.17 Debt Service Coverage Ratio. (a) For each fiscal quarter of the Borrower, commencing with the first full fiscal quarter to occur at least six (6) months after COD (the “Calculation Date”), and measured in each case as of the end of such fiscal quarter for the most-recently completed four (4) consecutive fiscal quarters (“Historical Debt Service Coverage Ratio”) (provided that, (i) with respect to the calculation at the end of the first full fiscal quarter to occur at least six (6) months after the Calculation Date, such amounts shall be annualized by multiplying the amounts for the most-recently completed fiscal quarter by four, (ii) with respect to the calculation at the end of the second full fiscal quarter to occur at least six (6) months after the Calculation Date, such amounts shall be annualized by multiplying the amounts for the most-recently completed two fiscal quarters by two (2) and (iii) with respect to the calculation at the end of the third full fiscal quarter to occur at least six (6) months after the Calculation Date, such amounts shall be annualized by multiplying the amounts for the most-recently completed three (3) fiscal quarters by 4/3), the Borrower shall not permit the ratio of (i) Net Cash Flow for such period to (ii) Debt Service for such period to be less than 1.10:1.00; and (b) For each fiscal quarter of the Borrower, commencing with the first full fiscal quarter to occur after the Calculation Date, and measured in each case on a forward looking basis, the Borrower shall not permit the ratio of (i) projected Net Cash Flow for such period to (ii) projected Debt Service for such period to be less than 1.10:1.00 (the “Pro Forma Debt Service Coverage Ratio”). ARTICLE VII EVENTS OF DEFAULT; REMEDIES Section 7.01 Events of Default. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing: (a) Payment. The Borrower (i) fails to pay when due any principal payable hereunder or (ii) fails to pay, within five (5) Business Days of when due, any interest or other amounts (including fees, reimbursements, and indemnifications) payable hereunder or under any other Loan Document; or (b) Covenant Breaches. The Borrower fails to perform or observe any covenant or agreement contained in: (i) Section 5.02(a) or Article VI, or

93 (ii) any term contained herein (other than those referred to in subsections (a) or (b)(i)) or in any Security Instrument or the Pledgor defaults in the compliance with any term contained in any Security Instrument and such default is not remedied within thirty (30) days after the earlier of (A) a Responsible Officer obtaining actual knowledge of such Default and (B) the Borrower receiving written notice of such default from the Collateral Agent or any Lender (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 7.01(b)); provided, that if such default is not capable of remedy within such thirty (30) day period, such thirty (30) day period shall be extended to a total period of forty-five (45) days so long as (1) such default is subject to cure, (2) the Borrower certifies that it is diligently pursuing a cure and (3) such additional cure period could not reasonably be expected to result in a Material Adverse Change; or (c) Representation and Warranties. Any representation or warranty made in writing by or on behalf of the Borrower or the Pledgor or by any officer of the Borrower or the Pledgor in this Agreement, any Security Instrument or in any document required to be delivered pursuant hereto or thereto proves to have been false or incorrect in any material respect on the date as of which made or deemed to be made (other than those qualified by a reference to materiality or Material Adverse Change, which representations and warranties shall be true and correct in all respects); provided that (i) if the fact, event or circumstance resulting in such false or incorrect representation or warranty is capable of being cured, corrected or otherwise remedied, (ii) such fact, event or circumstance resulting in such false or incorrect representation or warranty shall have been cured, corrected or otherwise remedied within thirty (30) days from the date on which the Borrower or the Pledgor first obtains knowledge thereof or (iii) such representation or warranty (as cured, corrected or remedied) could not reasonably be expected to result in a Material Adverse Change during the pendency of such cure period, then such false or incorrect representation or warranty shall not constitute an Event of Default hereunder; provided, that if such false or incorrect representation or warranty is not capable of remedy within such thirty (30) day period, such thirty (30) day period shall be extended to a total period of forty-five (45) days so long as (A) such false or incorrect representation or warranty is subject to cure, (B) the Borrower certifies that it is diligently pursuing a cure and (C) such additional cure period could not reasonably be expected to result in a Material Adverse Change; or (d) Cross-Payment Default; Cross-Acceleration. (i) The Borrower is in default (as principal or as guarantor or other surety) in the payment of any principal or interest on any Indebtedness (other than the Obligations) that is outstanding in an aggregate principal amount of at least $2,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, (ii) (A) the Borrower is in default in the performance of or compliance with any term of any evidence of Indebtedness (other than Obligations) in an aggregate outstanding principal amount of at least $2,000,000 (or its equivalent in the relevant currency of payment) or any other condition exists and (B) as a consequence of such default or condition such Indebtedness has become or has been declared due and payable or one or more Persons are entitled to declare such Indebtedness to be due and payable before its stated maturity or before its regularly

94 scheduled dates of payment or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Borrower has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $2,000,000 (or its equivalent in the relevant currency of payment) or (y) one or more Persons have the right to require the Borrower so to purchase or repay such Indebtedness; or (e) Insolvency of Affiliated Bankruptcy Parties. (i) Any Affiliated Bankruptcy Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding up, liquidation, dissolution, composition or other relief with respect to it or its debts or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Affiliated Bankruptcy Party shall make a general assignment for the benefit of its creditors; (ii) there shall be commenced against any Affiliated Bankruptcy Party any case, proceeding or other action of a nature referred to in clause (i)(A) above that (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed or undischarged for a period of sixty (60) days; (iii) there shall be commenced against any Affiliated Bankruptcy Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; (iv) any Affiliated Bankruptcy Party shall take any corporate action in furtherance of, or consenting to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Affiliated Bankruptcy Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (f) Judgments. One or more final and non-appealable judgments or orders for the payment of money aggregating in excess of $2,000,000 (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against the Borrower and which judgments are not, within sixty (60) days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; or (g) Employee Benefits Matters. (i) If the aggregate present value of accrued benefit liabilities under all funded Non-U.S. Plans exceeds the aggregate current value of the assets of such Non-U.S. Plans allocable to such liabilities, (ii) the Borrower shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (iii) the Borrower establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in

95 a manner that would increase the liability of the Borrower thereunder, (iv) the Borrower fails to administer or maintain a Non-U.S. Plan in compliance with the requirements of any and all applicable laws, statutes, rules, regulations or court orders or any Non-U.S. Plan is involuntarily terminated or wound up or (v) the Borrower becomes subject to the imposition of a financial penalty (which for this purpose shall mean any tax, penalty or other liability, whether by way of indemnity or otherwise) with respect to one or more Non-U.S. Plans; and any such event or events described in clauses (i) through (v) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Change; or (h) Permits. Subject to Borrower’s post-closing filings for and obtaining of Applicable Permits set forth in Schedule 4.02(b), any Applicable Permit necessary for the operation of the Project shall be modified in an a materially adverse manner, revoked, suspended, terminated, non-renewed, or cancelled by the issuing agency or other Governmental Authority having jurisdiction or the Borrower shall fail to obtain, renew, maintain or comply in all respects with any Applicable Permit, as applicable, if such event, together with all such other events, could reasonably be expected to result in a Material Adverse Change; provided that an Event of Default with respect to an Applicable Permit shall not be deemed to have occurred if such Applicable Permit has been renewed, issued or replaced within thirty (30) days of the occurrence of a Default under this Section 7.01(h) by a replacement Applicable Permit in form and substance reasonably acceptable to the Majority Lenders, so long as no Material Adverse Change shall have occurred during such thirty (30)-day period; provided, further, that so long as the Borrower (i) certifies it is proceeding with all requisite diligence and in good faith to obtain such original or replacement Applicable Permit, then such thirty (30)-day period shall be extended to such date, not to exceed a total of fifteen (15) days after the end of the initial thirty (30)-day period (for a total of forty-five (45) days), as shall be necessary for the Borrower to obtain such original or replacement Applicable Permit or (ii) has applied for and is diligently pursuing an original or renewal of the Applicable Permit in good faith and, for replacements, is operating under an existing version of the same Applicable Permit, whether active or expired, for the duration that the renewal application is pending before the relevant Governmental Authority pursuant to any permit shield provisions available under applicable Environmental Laws, then such thirty (30)-day period or forty-five (45) day period, as applicable, shall be extended to the full duration allowed under any such applicable permit shield provisions; or (i) Material Project Documents. (i) Except as set forth on Schedule 4.02, the Borrower or any other party thereto shall breach or be in default under any material term, condition, provision, covenant, representation or warranty contained in any Material Project Document (including, for the avoidance of doubt, warranty obligations) and the effect of such breach or default could be reasonably expected to have a Material Adverse Change on the Borrower or the Project and any applicable grace or cure period with respect to such breach or default under such Material Project Document has expired; provided that, for the

96 avoidance of doubt, there shall be no Event of Default if (A) such breach or default shall be cured or waived in accordance with the terms of the applicable Material Project Document or (B) the Borrower shall have (1) replaced such Material Project Document (other than the Purchase Power Agreement) with an Additional Material Project Document within forty-five (45) days or, (2) in the case of the Power Purchase Agreement, either (x) replaced the Power Purchase Agreement with an Additional Material Project Document or other agreement that is in form and substance reasonably acceptable to the Majority Lenders within 180 days or (y) elected not to replace the Power Purchase Agreement and has complied with each of its obligations under Section 2.04(c)(i)(E); or (ii) The Power Purchaser shall have suffered a continuing Bankruptcy Event; provided that such Event of Default shall not be deemed to have occurred if the Borrower has (A) replaced the Power Purchase Agreement within one hundred eighty (180) days of the occurrence of the Bankruptcy Event with an Additional Material Project Document or other agreement that is in form and substance reasonably acceptable to the Majority Lenders, or (B) elected not to replace the Power Purchase Agreement and complied with each of its obligations under Section 2.04(c)(i)(E); or (iii) Any Material Project Document shall cease for any reason to be in full force and effect (unless terminated in accordance with its terms and not as a result of a default thereunder) and the effect of such termination could be reasonably expected to have a Material Adverse Change on the Borrower or the Project; provided that such Event of Default shall not be deemed to have occurred if (A) such Material Project Document (other than the Power Purchase Agreement) has been replaced within forty-five (45) days of such termination with an Additional Material Project Document or other agreement that is in form and substance reasonably acceptable to the Majority Lenders (such acceptance not to be unreasonably withheld, conditioned or delayed), or (B) with respect to the Power Purchase Agreement, (1) the Power Purchase Agreement is replaced within one hundred eighty (180) days, with an Additional Material Project Document or other agreement that is in form and substance reasonably acceptable to the Majority Lenders or (2) the Borrower has elected not to replace the Power Purchase Agreement and has complied with each of its obligations under Section 2.04(c)(i)(E); or (j) Casualty Events. (i) an Event of Abandonment has occurred; or (ii) an Event of Taking has occurred with respect to a material portion of the Borrower’s property and such Event of Taking could reasonably be expected to result in a Material Adverse Change; or (k) Invalidity of the Loan Documents. Any Loan Document shall, (i) except in accordance with its terms, as expressly permitted hereunder or thereunder or upon the satisfaction

97 of the obligations, cease to be in full force and effect or shall be terminated as to the Borrower or (ii) shall be declared void by a Governmental Authority or (iii) Borrower shall claim in writing such unenforceability or invalidity; or (l) Change in Control. A Change in Control has occurred; or (m) PUCT Filing. The PUCT Filing is not approved by the PUCT on or prior to November 30, 2025; or (n) Existing Litigation; Release of Scheduled Liens. The Existing Litigation is not settled or otherwise resolved by January 31, 2026 and the Scheduled Liens relating to such Existing Litigation are not released by January 31, 2026, in each case to the reasonable satisfaction of the Majority Lenders. Section 7.02 Remedies upon Default. If any Event of Default (other than an Event of Default described in Section 7.01(e)) exists, the Administrative Agent and/or the Collateral Agent, as applicable, may (with the consent of the Majority Lenders) and shall (upon written direction of Majority Lenders) do any one or more of the following from time to time: (a) declare any Obligations immediately due and payable (an “Acceleration”), whereupon they shall be due and payable without diligence, presentment, demand, protest or notice of any kind, all of which are hereby waived by Borrower to the fullest extent permitted by law; (b) if an Event of Default described in Section 7.01(e) occurs and is continuing, any Obligations will become immediately due and payable without any further action or notice on the part of the Administrative Agent or any Lenders; and (c) exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC. Such rights and remedies include the rights to (i) take possession of any Collateral; (ii) require Borrower to assemble Collateral, at the Borrower’s expense, and make it available to the Collateral Agent at a place designated by the Collateral Agent; (iii) enter any premises where Collateral is located and store Collateral on such premises until sold (and if the premises are owned or leased by the Borrower, the Borrower agrees not to charge for such storage); and (iv) sell or otherwise dispose of any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale, with such notice as may be required by applicable Legal Requirement, in lots or in bulk, at such locations, all as the Collateral Agent, in its discretion, deems advisable. The Borrower agrees that ten (10) days’ notice of any proposed sale or other disposition of Collateral by Collateral Agent shall be reasonable, and that any sale conducted on the internet or to a licensor of intellectual property shall be commercially reasonable. Collateral Agent may conduct sales on the Borrower’s premises, without charge, and any sale may be adjourned from time to time in accordance with applicable Legal Requirements. Each of the Administrative Agent and the Collateral Agent shall have the right to sell, lease or otherwise dispose of any Collateral for cash,

98 credit or any combination thereof, and each of the Administrative Agent and the Collateral Agent may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may credit bid and set off the amount of such price against the Obligations. Section 7.03 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, the Collateral Agent, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Legal Requirement, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by the Administrative Agent, the Collateral Agent, such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document and owing to the Administrative Agent, such Lender, the Collateral Agent or such Affiliate, irrespective of whether or not the Administrative Agent, such Lender, the Collateral Agent or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of the Administrative Agent, such Lender, the Collateral Agent or such Affiliate different from the branch or office holding such deposit or obligated on such obligations. Each of the Secured Parties agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender, the Collateral Agent and their respective Affiliates under this Section 7.03 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender, the Collateral Agent or their respective Affiliates may have. Section 7.04 Non-exclusivity of Remedies. No right, power, or remedy conferred to any Secured Party in this Agreement or the Loan Documents, or now or hereafter existing at law, in equity, by statute, or otherwise shall be exclusive, and each such right, power, or remedy shall to the full extent permitted by law be cumulative and in addition to every other such right, power or remedy. No course of dealing and no delay in exercising any right, power, or remedy conferred to any Secured Party in this Agreement and the Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy. Any Secured Party may cure any Event of Default without waiving the Event of Default. No notice to or demand upon the Borrower shall entitle the Borrower to similar notices or demands in the future. Section 7.05 Application of Proceeds. (a) Prior to an Event of Default, all payments made hereunder shall be applied by the Administrative Agent as directed by the Borrower, but subject to the terms of this Agreement, including the application of prepayments according to Section 2.04 and Section 2.09. From and

99 during the continuance of any Event of Default, any monies or Property actually received by the Administrative Agent pursuant to this Agreement or any other Loan Document (other than as a result of the exercise of any rights or remedies under any Security Instrument or any other agreement with the Borrower which secures any of the Obligations), shall be applied as determined by the Administrative Agent, but subject to the terms of this Agreement, including the application of prepayments according to Section 2.04 and Section 2.09. (b) Notwithstanding the foregoing, in the event that the Obligations have been accelerated pursuant to Section 7.02 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or in any other Loan Document, all monies or Property actually received by the Administrative Agent pursuant to this Agreement or any other Loan Document as a result of the exercise of any rights or remedies under any Security Instrument or any other agreement with the Borrower which secures any of the Obligations, shall be applied in accordance with Section 2.09 and otherwise in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Collateral Agent in its capacity as such and the Depositary Bank in its capacity as such, ratably among the Administrative Agent and Collateral Agent in proportion to the respective amounts described in this clause First payable to them; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and all other payment obligations constituting Obligations (other than Obligations entitled to priority under clauses First, Second and Third clauses above), ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth payable to them; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Legal Requirements. ARTICLE VIII THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT Section 8.01 Appointment and Authority. Each Lender hereby irrevocably (a) appoints Wilmington Trust, National Association to act on its behalf as the Administrative Agent and the

100 Collateral Agent hereunder and under the other Loan Documents, and (b) authorizes the Administrative Agent and the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent and/or the Collateral Agent, as applicable, by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article VIII are solely for the benefit of the Secured Parties, and the Borrower shall not have rights as a third party beneficiary of any of such provisions, other than the rights expressly provided to the Borrower under Section 8.06(a) and Section 8.11(b). It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to the Administrative Agent and/or the Collateral Agent, as applicable, is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Legal Requirement. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Section 8.02 [Reserved] Section 8.03 Exculpatory Provisions. Each of the Administrative Agent and the Collateral Agent (which terms as used in this Section 8.03 shall include each of their Related Parties) shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, each of the Administrative Agent and the Collateral Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or Collateral Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders or Secured Parties as shall be expressly provided for herein or in the other Loan Documents), provided that neither the Administrative Agent nor the Collateral Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent or Collateral Agent to liability or that is contrary to any Loan Document or applicable Legal Requirement, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to the Borrower or any of its respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or the Collateral Agent or any of its Affiliates in any capacity;

101 (d) shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder; (e) shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Administrative Agent or Collateral Agent (including but not limited to any act or provision of any present or future law or regulation or Governmental Authority, strikes, work stoppages, accidents, acts of war, other military disturbances or terrorism, earthquakes, fire, flood, sabotage, epidemics, pandemics, riots, nuclear or natural catastrophes or acts of God, civil unrest, labor disputes, acts of civil or military authority, or the unavailability of the Federal Reserve Bank wire or other wire or communication facility); it being understood that the Administrative Agent and Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; and (f) shall not be responsible for authorizing, obtaining, giving, preparing, executing, delivering, recording or filing any financing statements or continuation statements, notices, instruments, documents, agreements, consents or other papers at any time or times or otherwise creating, perfecting or preserving any security interest in the Collateral or validating or maintaining the priority, perfection or enforceability of any security interest in the Collateral. Neither the Administrative Agent nor the Collateral Agent shall have any responsibility or liability (x) in connection with the acts or omissions of any Person in respect of the foregoing or (y) for or with respect to the legality, validity and enforceability of any security interest created in the Collateral or the perfection and priority of such security interest. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders or Secured Parties as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.03 and 7.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. Neither the Administrative Agent nor the Collateral Agent shall be deemed to have knowledge or notice of any Default unless and until notice describing such Default is received by a Trust Officer of the Administrative Agent in writing by the Borrower, a Lender or the Collateral Agent. In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall (subject to Section 9.03) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Majority Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action with respect to such Default as it shall deem advisable in the best interest of the Secured Parties.

102 Neither the Administrative Agent nor the Collateral Agent shall be responsible for or have any duty to ascertain or inquire into (i) any recital, statement, warranty or representation (whether written or oral) made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the value, validity, enforceability, effectiveness, sufficiency or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the inspection of, or to inspect, the Property (including the books and records) of the Borrower, (vi) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or (vii) any litigation or collection proceedings (or to initiate or conduct any such litigation or proceedings) under any Loan Document unless requested by the Majority Lenders in writing and its receives indemnification satisfactory to it from the Lenders. The permissive right of the Administrative Agent to take any action set forth in this Agreement or any Security Instrument shall not be construed as a duty. The Administrative Agent shall be under no obligation to institute any suit, or to undertake any proceeding under this Agreement, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the obligations hereby created or in the enforcement of any rights and powers hereunder, until it shall be indemnified to its satisfaction against any and all reasonable costs and expenses, outlays and counsel fees and other anticipated disbursements, and against all liability except to the extent determined by a court of competent jurisdiction to have been caused solely by its own gross negligence or willful misconduct. In no event shall the Administrative Agent be required to provide any indemnification of any and all claims, losses, damages, liabilities and related expenses of any Person under this Section or any other terms or conditions of any Loan Document. Section 8.04 Reliance by Administrative Agent and the Collateral Agent. Each of the Administrative Agent and Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document, writing, court order or other communication (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each of the Administrative Agent and the Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Loan that by its terms must be fulfilled to the satisfaction of a Lender or the Collateral Agent, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Collateral Agent unless the Administrative Agent shall have received notice to the contrary from such Lender or the Collateral Agent prior to the making of such Loan. The Administrative Agent and the Collateral Agent may consult with legal counsel (who may be counsel for the Borrower),

103 independent accountants and other experts selected by it, and neither the Administrative Agent nor the Collateral Agent shall be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 8.05 Delegation of Duties. The Administrative Agent and the Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by it. The Administrative Agent, the Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Neither the Administrative Agent nor the Collateral Agent, as applicable, shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent or the Collateral Agent, as applicable, acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 8.06 Resignation or Removal of the Administrative Agent or the Collateral Agent. (a) The Administrative Agent and the Collateral Agent may at any time give notice of its resignation to the other Secured Parties and the Borrower. In addition, the Administrative Agent and the Collateral Agent may be removed at any time, with or without cause, by the Majority Lenders and the Borrower (acting in accordance with the terms of this Agreement) upon 30 days’ written notice to the Collateral Agent and Administrative Agent. Upon receipt of any such notice of resignation or removal, the Majority Lenders shall have the right, with the prior written consent of the Borrower (which consent is not required if an Event of Default under Section 7.01(a) or Section 7.01(e) has occurred and is continuing and which consent shall not be unreasonably withheld or delayed), to appoint, as applicable, a successor Administrative Agent (which shall be a Lender or such other Person appointed by the Majority Lenders but in no event shall be a Disqualified Lender) or a successor Collateral Agent (which shall be a Lender or such other Person appointed by the Majority Lenders but in no event shall be a Disqualified Lender). If no such successor Administrative Agent or Collateral Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring or removed Administrative Agent or Collateral Agent gives notice of its resignation or receives notice of its removal (or such earlier day as shall be agreed by the applicable Majority Lenders) (the “Resignation or Removal Effective Date”), then the retiring or removed Administrative Agent or Collateral Agent, as applicable, may on behalf of the Lenders, appoint a successor Administrative Agent or Collateral Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation or removal by the Administrative Agent shall become effective in accordance with such notice on the Resignation or Removal Effective Date.

104 (b) With effect from the Resignation or Removal Effective Date (i) the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall be discharged from its duties and obligations as the Administrative Agent and Collateral Agent hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Collateral Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Collateral Agent shall continue to hold such Collateral until such time as a successor Collateral Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall instead be made by or to each applicable class of Lenders, until such time as the Majority Lenders appoint a successor Administrative Agent or Collateral Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent or Collateral Agent, as applicable, hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent or Collateral Agent, as applicable, and the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent or Collateral Agent, as applicable, shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s or Collateral Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article VIII and Sections 9.02(a) and (b), Section 8.09 and Section 2.10(d) shall continue in effect for the benefit of such retiring or removed Administrative Agent and Collateral Agent, as applicable, their respective sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent or Collateral Agent, as applicable, was acting as Administrative Agent or Collateral Agent, as applicable. (c) Notwithstanding anything herein to the contrary, no resignation or removal of the Collateral Agent pursuant to this Section 8.06 shall be effective until (i) a successor Collateral Agent, as applicable, has been appointed in accordance with the provisions of this Section 8.06, (ii) the resigning or removed Collateral Agent has transferred to its successor all of its rights and obligations in its capacity as Collateral Agent under this Agreement and the other Loan Documents to which it is a party, (iii) the resigning or removed Collateral Agent has assigned, transferred, or delivered, as applicable, all Collateral held by it to the successor Collateral Agent, together with all records, instruments, and other documents necessary or appropriate to execute such assignment, transfer, or delivery to the successor Collateral Agent, (iv) the resigning or removed Collateral Agent has executed and delivered to the successor Collateral Agent the amendments to the applicable financing statements, and has taken other actions as may be necessary or appropriate, in connection with the assignment, transfer, or delivery to the successor Collateral Agent of the security interests created under the Loan Documents, and (v) the successor Collateral Agent, as applicable, has executed and delivered an agreement to be bound by the terms of this Agreement and the other Loan Documents and to perform all duties required of the Collateral Agent hereunder and thereunder.

105 (d) Notwithstanding anything herein to the contrary, any Person into which the Administrative Agent or Collateral Agent may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion, or consolidation to which the Administrative Agent or Collateral Agent is a party, or any Person succeeding to all or substantially all of the corporate trust or agency business of the Administrative Agent or Collateral Agent, shall be the successor of the Administrative Agent or Collateral Agent hereunder and under the other Loan Documents without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, merger, conversion, or consolidation; provided that the Administrative Agent or Collateral Agent shall forthwith notify the parties hereto in writing of any such event. Section 8.07 Non-Reliance on Administrative Agent and Other Lenders. Each Secured Party acknowledges and agrees that it has, independently and without reliance upon the Administrative Agent or any other Secured Party or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Secured Party also acknowledges and agrees that it will, independently and without reliance upon the Administrative Agent or any other Secured Party or any of their Related Parties, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent or the Collateral Agent hereunder and for other information in the Administrative Agent’s or the Collateral Agent’s possession which has been requested by a Lender and for which such Lender pays the Administrative Agent’s and Collateral Agent’s expenses in connection therewith, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of the Borrower or its Affiliates that may come into the possession of the Administrative Agent, the Collateral Agent or any of their respective Affiliates. Section 8.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the documentation agent, syndication agent or other titles to Lenders or Affiliates of a Lender which may be listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent or a Lender hereunder. Section 8.09 Indemnification. (a) INDEMNITY OF ADMINISTRATIVE AGENT AND COLLATERAL AGENT. THE LENDERS SEVERALLY AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND EACH OF THEIR

106 RESPECTIVE AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS (TO THE EXTENT NOT REIMBURSED BY THE BORROWER), RATABLY ACCORDING TO THE RESPECTIVE PRINCIPAL AMOUNTS OF THE LOANS THEN HELD BY EACH OF THEM (OR IF NO PRINCIPAL OF THE LOANS IS AT THE TIME OUTSTANDING, RATABLY ACCORDING TO THE RESPECTIVE COMMITMENTS HELD BY EACH OF THEM IMMEDIATELY PRIOR TO THE TERMINATION, EXPIRATION OR FULL REDUCTION OF EACH SUCH COMMITMENT), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNIFIED PERSON IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH INDEMNIFIED PERSON), AND INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL CLAIMS, PROVIDED NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN EACH CASE, AS DETERMINED BY A FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE EACH OF THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE (DETERMINED AS SET FORTH ABOVE IN THIS PARAGRAPH) OF ANY OUT-OF- POCKET EXPENSES (INCLUDING COUNSEL FEES) INCURRED BY THE ADMINISTRATIVE AGENT AND/OR THE COLLATERAL AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT OR THE COLLATERAL AGENT IS NOT REIMBURSED FOR SUCH BY THE BORROWER. Section 8.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrower, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether

107 the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Collateral Agent and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and Loans of the Lenders, the Collateral Agent and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Collateral Agent and the Administrative Agent hereunder) allowed in such judicial proceeding; and (b) to collect and receive any monies or other Property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent or the Collateral Agent, as applicable, and, in the event that the Administrative Agent or the Collateral Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent or the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and Loans of the Administrative Agent, the Collateral Agent and their respective agents and counsel, and any other amounts due to the Administrative Agent or the Collateral Agent under Sections 9.01 and 9.02. Section 8.11 Collateral Matters. (a) Each of the Administrative Agent and the Collateral Agent is authorized on behalf of the Secured Parties, without the necessity of any notice to or further consent from such Secured Parties, from time to time, to take any actions with respect to any Collateral or Security Instruments which may be necessary to perfect and maintain the Liens upon the Collateral granted pursuant to the Security Instruments. Each of the Administrative Agent and the Collateral Agent is further authorized (but not obligated) on behalf of the Secured Parties, without the necessity of any notice to or further consent from the Secured Parties, from time to time, to take any action in exigent circumstances as may be reasonably necessary to preserve any rights or privileges of the Secured Parties under the Loan Documents or applicable Legal Requirements. By accepting the benefit of the Liens granted pursuant to the Security Instruments, each Secured Party hereby agrees to the terms of this subsection (a). (b) The Lenders hereby, and any other Secured Party by accepting the benefit of the Liens granted pursuant to the Security Instruments, irrevocably authorize each of the Administrative Agent and the Collateral Agent to, and the Administrative Agent and the Collateral Agent shall, upon request of the Borrower, (i) release any Lien granted to or held by the Administrative Agent and/or the Collateral Agent upon any Collateral (A) upon termination of this Agreement and the payment in full of all outstanding Loans and all other Obligations (other than

108 contingent indemnity obligations for which no claims have been made); or (B) constituting Property in which the Borrower did not own an interest at the time the Lien was granted or at any time thereafter other than as a result of a transaction prohibited hereunder and (ii) as a result of a transaction permitted under this Agreement or upon termination of this Agreement. Upon the request of the Administrative Agent and/or the Collateral Agent at any time, the Secured Parties will confirm in writing the Administrative Agent’s or the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 8.11. At the request of the Borrower, the Administrative Agent and/or the Collateral Agent shall promptly provide the releases of Collateral permitted to be released under this Section 8.11 subject to evidence of such transaction and release documentation reasonably satisfactory to the Administrative Agent and/or the Collateral Agent. Upon any of the Collateral constituting personal property being Disposed of as permitted under this Agreement, then such Collateral shall be automatically released from the Liens created under the applicable Security Instrument, provided that the Administrative Agent and the Collateral Agent shall provide any evidence of such Lien release requested by the Borrower in accordance with this Section 8.11. (c) Notwithstanding anything contained in any of the Loan Documents to the contrary, the Borrower, the Administrative Agent, the Collateral Agent and each Secured Party hereby agree that no Secured Party shall have any right individually to realize upon any of the Collateral, it being understood and agreed that all powers, rights and remedies hereunder, and under the Security Instruments may be exercised solely by the Administrative Agent or the Collateral Agent, as applicable, on behalf of the Secured Parties in accordance with the terms hereof and the other Loan Documents. By accepting the benefit of the Liens granted pursuant to the Security Instruments, each Secured Party not party hereto hereby agrees to the terms of this subsection (c). Section 8.12 Administrative Agent May File Proofs of Claim; Credit Bidding. (a) In case of the pendency of any case or proceeding under any insolvency proceeding or any other judicial proceeding relative to the Borrower, the Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, at the direction of the Majority Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with Legal Requirements. (b) Each Secured Party hereby agrees that, except as otherwise provided in any Loan Documents or with the written consent of the Administrative Agent and the Majority Lenders, it will not take any enforcement action, accelerate obligations under any Loan Documents, or exercise any right that it might otherwise have under Legal Requirements to credit bid at

109 foreclosure sales, UCC sales or other similar Dispositions of Collateral; provided that, for the avoidance of doubt, this subsection (b) shall not limit the rights of (i) any Lender or Affiliate of a Lender to terminate any Swap Contract or net out any resulting termination values or (ii) any Lender or Affiliate of a Lender to terminate any (A) commercial credit cards, (B) stored value cards and (C) any other Treasury Management Arrangement (including, without limitation, controlled disbursement, purchase card arrangements, automated clearinghouse transactions, return items, overdrafts and interstate depository network services) or set off against any Deposit Accounts. (c) Each Secured Party hereby agrees that, except as otherwise provided in any Loan Documents, the Administrative Agent shall be entitled and empowered to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Obligations and to file such documents as may be necessary or advisable in order to have the claims of the Secured Parties and the Administrative Agent (including any claim for the reasonable compensation, fees, expenses, disbursements and advances of the Secured Parties and the Administrative Agent and their respective agents and counsel and all other amounts due to the Secured Parties and the Administrative Agent) allowed in such judicial proceeding. Section 8.13 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Secured Party hereto, to, and (y) covenants, from the date such Person became a Secured Party hereto to the date such Person ceases being a Secured Party hereto, for the benefit of, the Administrative Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans in connection with the loans or the Commitments, (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such

110 Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the loans, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Secured Party hereto to the date such Person ceases being a Secured Party hereto, for the benefit of, the Administrative Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in the loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 8.14 Additional Collateral Agent and Administrative Agent Provisions. The rights, powers, privileges, protections, immunities and benefits given to the Administrative Agent and the Collateral Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Administrative Agent and the Collateral Agent and to each agent, custodian and other Persons employed thereby in accordance herewith or therewith to act hereunder or thereunder in any of their respect capacities hereunder or under any Loan Document. It is acknowledged and agreed that, in connection with the Administrative Agent’s execution and delivery of this Agreement and the performance of its duties and exercise of its rights hereunder and under the other Loan Documents, the Administrative Agent shall be entitled to all of its rights (including indemnification rights), benefits, privileges, protections, indemnities and immunities granted to the Collateral Agent under the Collateral Agency and Intercreditor Agreement and such references to the Collateral Agent under the Collateral Agency and Intercreditor Agreement shall be deemed to refer to the Administrative Agent. Anything herein to the contrary notwithstanding, whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of,

111 notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Administrative Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction, rights or remedies to be made (or not to be made) by the Administrative Agent, it is understood that in all cases the Administrative Agent shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) as directed by, the Majority Lenders, in each case in accordance with this Agreement and the other Loan Documents. This provision is intended solely for the benefit of the Administrative Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto. ARTICLE IX MISCELLANEOUS Section 9.01 Costs and Expenses. The Borrower agrees to pay promptly, upon written demand: (a) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, and amendment of this Agreement and the other Loan Documents in accordance with the WTNA Fee Letter, including, without limitation, reasonable fees, expenses, charges and disbursements of one primary outside counsel and one local counsel in each relevant jurisdiction for the Administrative Agent; and (b) all reasonable and documented out-of-pocket costs and expenses, if any, of the Administrative Agent and each Lender (including, without limitation, outside counsel fees (limited to the reasonable and documented out-of-pocket fees and disbursements of one primary outside counsel and one local counsel in each relevant jurisdiction for the Administrative Agent and, after the occurrence of an Event of Default, one counsel for the group of Lenders taken as whole), expenses, charges and disbursements of each Lender and the Administrative Agent but excluding amounts that Borrower and Sponsor are not required to indemnify the indemnified persons for pursuant to Section 9.02) in connection with the enforcement of or protection of rights under (whether through negotiations, legal proceedings, or otherwise) this Agreement, the Notes, and the other Loan Documents (including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Loans). Section 9.02 Indemnification; Waiver of Damages. (a) INDEMNIFICATION. EACH OF THE BORROWER AND SPONSOR AGREES TO, AND DOES HEREBY, JOINTLY AND SEVERALLY, INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, EACH LENDER, AND EACH OF THEIR RESPECTIVE RELATED PARTIES (EACH, AN “INDEMNITEE”) FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS,

112 DAMAGES, PENALTIES, LIABILITIES AND EXPENSES OF ANY KIND OR NATURE (INCLUDING REASONABLE FEES, CHARGES, AND DISBURSEMENTS OF COUNSEL AND ANY CONSULTANT FOR ANY INDEMNITEE), TO WHICH SUCH INDEMNITEE MAY BECOME SUBJECT OR THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST SUCH INDEMNITEE BY ANY PERSON (INCLUDING THE BORROWER, ANY SUBSIDIARY OR ANY AFFILIATE THEREOF), IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF A DEFENSE IN CONNECTION THEREWITH) (I) THE EXECUTION OR DELIVERY OF ANY LOAN DOCUMENT, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) ANY LOAN OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM, (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OR THREATENED RELEASE OF HAZARDOUS MATERIALS ON, AT, UNDER OR FROM ANY PROPERTY OWNED, LEASED OR OPERATED BY THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF, OR ANY ENVIRONMENTAL CLAIM RELATED IN ANY WAY TO THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF AT ANY TIME, (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, OR (V) ANY CLAIM (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL CLAIMS), INVESTIGATION, LITIGATION OR OTHER PROCEEDING (WHETHER OR NOT THE ADMINISTRATIVE AGENT OR ANY LENDER IS A PARTY THERETO) AND THE PROSECUTION AND DEFENSE THEREOF, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOANS, ANY LOAN DOCUMENT OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (AND IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH INDEMNITEE); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT (A) TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE, (B) TO HAVE RESULTED FROM A CLAIM BROUGHT BY THE BORROWER AGAINST ANY INDEMNITEE OF ANY

113 MATERIAL BREACH OF SUCH INDEMNITEE’S FUNDING OBLIGATIONS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (C) ARE ON ACCOUNT OF A DISPUTE ARISING SOLELY AMONG INDEMNITEES (OTHER THAN THE ADMINISTRATIVE AGENT IN ITS ROLE AS SUCH) TO THE EXTENT SUCH DISPUTE DOES NOT INVOLVE AND IS NOT RELATED TO ANY ACT, OMISSION OR REPRESENTATION ON THE PART OF, OR ANY INFORMATION PROVIDED BY OR ON BEHALF OF, THE BORROWER OR ANY AFFILIATE THEREOF. THIS INDEMNITY SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETC. ARISING FROM ANY NON-TAX CLAIM. The Borrower and Sponsor shall not, without the prior written consent of each Indemnitee affected thereby, settle any threatened or pending claim or action that would give rise to the right of any Indemnitee to claim indemnification hereunder unless such settlement (x) includes a full and unconditional release of all liabilities arising out of such claim or action against such Indemnitee, (y) does not include any statement as to or an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and (z) does not require any actions to be taken or refrained from being taken by any Indemnitee other than the execution of the related settlement agreement, if any. (b) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT THE PARTIES HERETO SHALL NOT ASSERT, AND HEREBY WAIVE, ANY CLAIM AGAINST ANY OTHER PARTY HERETO, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY LOAN OR THE USE OF THE PROCEEDS THEREOF; PROVIDED THAT, THIS WAIVER AND AGREEMENT SHALL NOT LIMIT THE BORROWER’S AND SPONSOR’S INDEMNIFICATION OBLIGATIONS TO THE EXTENT SET FORTH IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS TO THE EXTENT SUCH SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARE INCLUDED IN ANY THIRD PARTY CLAIM IN CONNECTION WITH WHICH SUCH INDEMNIFIED PERSON IS OTHERWISE ENTITLED TO INDEMNIFICATION HEREUNDER OR THEREUNDER. NO INDEMNITEE SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. (c) Payments. All amounts due under this Section 9.02 shall be payable promptly after demand therefor.

114 (d) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 9.02 shall survive the termination of this Agreement, the termination of all Commitments, and the payment in full of the Loans and all other amounts payable under this Agreement. Section 9.03 Waivers and Amendments. No amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that the Administrative Agent may, with the consent of Borrower only, amend, modify or supplement this Agreement or any other Loan Document to cure any ambiguity, omission, defect or inconsistency or other error therein, add collateral or otherwise enhance the rights and benefits of the Lenders or make administrative or operational changes not adverse to the Lenders; and provided, further, that: (a) no amendment, waiver or consent shall, without the consent of each Lender directly and adversely affected thereby: (i) (A) reduce the amount of, or rate of interest on, the Loans (other than the Default Rate of interest on the Loans which may be reduced or waived by the Majority Lenders), (B) reduce the amount of any fees or other amounts payable hereunder or under any other Loan Document (other than those specifically addressed above in this Section 9.03 and other than mandatory prepayments which may be reduced or waived by the Majority Lenders) or (C) increase the Commitment or any obligations of any Lender; (ii) increase the Commitment or any obligations of any Lender; (iii) postpone or extend any date fixed for any scheduled payment of any fees or other amounts payable hereunder (other than those otherwise specifically addressed in this Section 9.03 and other than mandatory prepayments, which may be reduced or waived by the Majority Lenders), including an extension of the Maturity Date; (iv) amend, waive or consent to depart from Section 2.10(e) or Section 7.05; or (v) except as permitted under as permitted under the Loan Documents, release all or substantially all of the Collateral; and (b) no amendment, waiver or consent shall, unless the same shall be in writing and signed by each Lender, amend the definition of “Majority Lenders”, this Section 9.03 or any other provision in any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder (other than as provided in clause (c) below); and

115 (c) no amendment, waiver, or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. Section 9.04 Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. Section 9.05 Survival of Representations and Obligations. (a) All representations and warranties set forth in Article IV and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder. (b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of Article VIII or Article IX and any other similar indemnity provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before. Without limiting the foregoing, all obligations of the Borrower provided for in Sections 2.10(d), 9.01 and 9.02 and all of the obligations of the Lenders in Section 8.09 shall survive any termination of this Agreement and repayment in full of the Obligations. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination. Section 9.06 Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent, and when the Administrative Agent shall have, as to each Lender, either received a counterpart hereof executed by such Lender or been notified by such Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, and each Lender and their respective permitted successors and assigns, except that the Borrower shall not have the right to assign its rights or delegate its duties under this Agreement or any other Loan Document or any interest in this Agreement or any other Loan Document without the prior written consent of each Lender, except as otherwise permitted by Section 6.02. The Borrower agrees that no Affiliate, equityholder or creditor of the Borrower is intended to be, and none of such Persons shall be, third party beneficiaries of this Agreement or any other Loan Document, and therefore no Indemnitee

116 will have any liability (whether direct or indirect, in contract or tort, or otherwise) to the Borrower’s respective Affiliate that is not a party hereto or to any the Borrower’s equityholders or creditors arising out of, related to or in connection with any aspect of the transactions contemplated hereby. Section 9.07 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section 9.07, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section 9.07, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section 9.07 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 9.07 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignment by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. The aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date) shall not be less than $1,000,000, unless (A) such assignment is (x) to a Lender, an Affiliate of a Lender, or an Approved Fund or (y) by the Fronting Lender or (B) each of the Administrative Agent and, so long as no as no Event of Default under Section 7.01(a) or Section 7.01(e) has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.

117 (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i) of this Section 9.07 and, in addition: (A) the consent of the Borrower shall be required unless (x) an Event of Default under Section 7.01(a) or Section 7.01(e) has occurred and is continuing at the time of such assignment or (y) such assignment is (1) to a Lender, an Affiliate of a Lender or an Approved Fund or (2) by the Fronting Lender, and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of a Lender, or an Approved Fund; provided that no consent of the Administrative Agent shall be required for any assignment by the Fronting Lender. (iv) Assignment and Acceptance. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided that (x) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. and (y) such processing and recordation fee shall be waived in the case of any assignment by the Fronting Lender. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. For the avoidance of doubt, the Administrative Agent shall not be responsible for the consents of or for maintaining the Participant Register. (v) Limitations on Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, or (B) any Disqualified Lender. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person(or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 9.07, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.10, 9.01 and 9.02 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a

118 Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 9.07. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lender. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of loans or Commitments, or disclosure of confidential information, to any Disqualified Lender. Notwithstanding the foregoing, any assignment or sale of participations to a Disqualified Lender shall be null and void. (c) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower, shall maintain at its address referred to in Section 9.09 a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. The Borrower hereby agrees that the Administrative Agent acting as its agent solely for the purpose set forth above in this subsection (c), shall not subject the Administrative Agent to any fiduciary or other implied duties, all of which are hereby waived by the Borrower. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, a Disqualified Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Collateral Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.02(a) with respect to any payments made by such Lender to its Participant(s).

119 Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in subsections (a), (b), or (c) of Section 9.03 (that directly and adversely affects such Participant). The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.08, and 2.10 (subject to the requirements and limitations therein, including the requirements under Section 2.10(f) (it being understood that the documentation required under Section 2.10(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 9.07; provided that such Participant (A) agrees to be subject to the provisions of Section 2.11 as if it were an assignee under subsection (b) of this Section 9.07; and (B) shall not be entitled to receive any greater payment under Sections 2.08 or 2.10, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.11 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 7.03 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.09(e) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the United States Proposed Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. The Borrower hereby agrees that each Lender acting as its agent solely for the purpose set forth above in this subsection (d), shall not subject such Lender to any fiduciary or other implied duties, all of which are hereby waived by the Borrower. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including

120 any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. Section 9.08 Confidentiality. Each Secured Party agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and their Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) as to the extent required by Legal Requirements or regulations or in any legal, judicial, administrative or other compulsory proceeding, (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement, under any other Loan Document or under any agreement related to any Obligation, or any action or proceeding relating to this Agreement, any other Loan Document or any agreement related to any Obligation, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.08, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (iii) to an investor or prospective investor in an Approved Fund that is instructed of the confidential nature of the information and that such Information may be used solely for the purpose of evaluating an investment or prospective investment in such Approved Fund, (iv) to a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in an Approved Fund in connection with the administration, servicing and reporting on the assets serving as collateral for an Approved Fund, or (v) to a nationally recognized rating agency that requires access to information regarding the Borrower, the Loans and the Loan Documents in connection with ratings issued with respect to an Approved Fund, (g) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facility, (h) with the consent of the Borrower, (i) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.08 by the disclosing party or its Related Parties or (ii) becomes available to any Secured Party or affiliate thereof from a third party that is not an Affiliate or Related Party of such Secured

121 Party and that is not, to such Person’s actual knowledge, subject to confidentiality obligations to the Borrower, (k) to governmental regulatory authorities in connection with any regulatory examination of any Secured Party or, if such Secured Party deems necessary for the mitigation of claims by those authorities against such Secured Party or any of its subsidiaries or affiliates, in accordance with such Secured Party regulatory compliance policy, (l) to the extent that such information is independently developed by such Secured Party, or (m) for purposes of establishing a “due diligence” defense. For purposes of this Section 9.08, “Information” means all information received from the Borrower or Affiliate thereof relating to the Borrower or Affiliate thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Collateral Agent on a nonconfidential basis prior to disclosure by the Borrower or Affiliate thereof; provided that, in the case of information received from the Borrower or any Subsidiary or Affiliate thereof after the Closing Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.08 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, nothing in this Agreement shall (a) restrict any Secured Party from providing information to any bank or other regulatory or Governmental Authorities, including the Federal Reserve Board and its supervisory staff; (b) require or permit any Secured Party to disclose to the Borrower that any information will be or was provided to the Federal Reserve Board or any of its supervisory staff; or (c) require or permit any Secured Party to inform the Borrower of a current or upcoming Federal Reserve Board examination or any nonpublic Federal Reserve Board supervisory initiative or action. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority. Section 9.09 Notices, Etc. (a) All notices and other communications (other than Notices of Borrowing, which are governed by Article II of this Agreement) shall be in writing and hand delivered with written receipt, telecopied, sent by electronic mail as permitted under subsection (b) below (with, in the case of electronic mail, a hard copy sent as otherwise permitted in this Section 9.09, sent by a nationally recognized overnight courier, or sent by certified mail, return receipt requested) as follows: if to the Borrower, as specified on Schedule 9.09, if to the Administrative Agent or the Collateral Agent, at its credit contact specified under its name on Schedule 9.09, and if to any Lender at its credit contact specified in its Administrative Questionnaire. Each party may change its notice address by written notification to the other parties. All such notices and communications shall be effective when delivered, except that (i) notices and communications to the Administrative Agent, any Lender or the Collateral Agent pursuant to Article II shall not be effective until received

122 and (ii) notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in said subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or other communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) Platform. (i) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”). (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means,

123 collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to this Section, including through the Platform. Section 9.10 USURY NOT INTENDED. IT IS THE INTENT OF THE BORROWER AND EACH SECURED PARTY IN THE EXECUTION AND PERFORMANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAWS, INCLUDING CONFLICTS OF LAW CONCEPTS, GOVERNING THE LOANS OF EACH LENDER INCLUDING SUCH APPLICABLE LEGAL REQUIREMENTS OF THE STATE OF NEW YORK, IF ANY, AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT, AND ANY OTHER JURISDICTION WHOSE LAWS MAY BE MANDATORILY APPLICABLE TO SUCH LENDER NOTWITHSTANDING THE OTHER PROVISIONS OF THIS AGREEMENT. IN FURTHERANCE THEREOF, THE LENDER PARTIES AND THE BORROWER STIPULATES AND AGREES THAT NONE OF THE TERMS AND PROVISIONS CONTAINED IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL EVER BE CONSTRUED TO CREATE A CONTRACT TO PAY, AS CONSIDERATION FOR THE USE, FORBEARANCE OR DETENTION OF MONEY, INTEREST AT A RATE IN EXCESS OF THE MAXIMUM RATE AND THAT FOR PURPOSES OF THIS AGREEMENT “INTEREST” SHALL INCLUDE THE AGGREGATE OF ALL CHARGES WHICH CONSTITUTE INTEREST UNDER SUCH LAWS THAT ARE CONTRACTED FOR, CHARGED OR RECEIVED UNDER THIS AGREEMENT; AND IN THE EVENT THAT, NOTWITHSTANDING THE FOREGOING, UNDER ANY CIRCUMSTANCES THE AGGREGATE AMOUNTS TAKEN, RESERVED, CHARGED, RECEIVED OR PAID ON THE LOANS, INCLUDE AMOUNTS WHICH BY APPLICABLE LEGAL REQUIREMENT ARE DEEMED INTEREST WHICH WOULD EXCEED THE MAXIMUM RATE, THEN SUCH EXCESS SHALL BE DEEMED TO BE A MISTAKE AND EACH LENDER RECEIVING SAME SHALL CREDIT THE SAME ON THE PRINCIPAL OF ITS LOANS (OR IF SUCH LOANS SHALL HAVE BEEN PAID IN FULL, REFUND SAID EXCESS TO THE BORROWER). IN THE EVENT THAT THE MATURITY OF THE LOANS ARE ACCELERATED BY REASON OF ANY ELECTION OF THE HOLDER THEREOF RESULTING FROM ANY EVENT OF DEFAULT UNDER THIS AGREEMENT OR OTHERWISE, OR IN THE EVENT OF ANY REQUIRED OR PERMITTED PREPAYMENT, THEN SUCH CONSIDERATION THAT CONSTITUTES INTEREST MAY NEVER INCLUDE MORE THAN THE MAXIMUM RATE, AND EXCESS INTEREST, IF ANY, PROVIDED FOR IN THIS AGREEMENT OR OTHERWISE SHALL BE CANCELED AUTOMATICALLY AS OF THE DATE OF SUCH ACCELERATION OR PREPAYMENT AND, IF THERETOFORE PAID, SHALL BE CREDITED ON THE APPLICABLE LOANS (OR, IF THE APPLICABLE LOANS

124 SHALL HAVE BEEN PAID IN FULL, REFUNDED TO THE BORROWER OF SUCH INTEREST). IN DETERMINING WHETHER OR NOT THE INTEREST PAID OR PAYABLE UNDER ANY SPECIFIC CONTINGENCIES EXCEEDS THE MAXIMUM RATE, THE BORROWER AND THE LENDERS SHALL TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LEGAL REQUIREMENT AMORTIZE, PRORATE, ALLOCATE AND SPREAD IN EQUAL PARTS DURING THE PERIOD OF THE FULL STATED TERM OF THE OBLIGATIONS ALL AMOUNTS CONSIDERED TO BE INTEREST UNDER APPLICABLE LEGAL REQUIREMENT AT ANY TIME CONTRACTED FOR, CHARGED, RECEIVED OR RESERVED IN CONNECTION WITH THE OBLIGATIONS. THE PROVISIONS OF THIS SECTION SHALL CONTROL OVER ALL OTHER PROVISIONS OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS WHICH MAY BE IN APPARENT CONFLICT HEREWITH. Section 9.11 Usury Recapture. In the event the rate of interest chargeable under this Agreement or any other Loan Document at any time is greater than the Maximum Rate, the unpaid principal amount of the Loans shall bear interest at the Maximum Rate until the total amount of interest paid or accrued on the Loans equals the amount of interest which would have been paid or accrued on the Loans if the stated rates of interest set forth in this Agreement or applicable Loan Document had at all times been in effect. In the event, upon payment in full of the Loans, the total amount of interest paid or accrued under the terms of this Agreement and the Loans is less than the total amount of interest which would have been paid or accrued if the rates of interest set forth in this Agreement had, at all times, been in effect, then the Borrower shall, to the extent permitted by applicable Legal Requirement, pay the Administrative Agent for the account of the Lenders an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have been charged on its Loans if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued on its Loans if the rates of interest set forth in this Agreement had at all times been in effect and (ii) the amount of interest actually paid under this Agreement on its Loans. In the event the Lenders ever receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall, to the extent permitted by law, be applied to the reduction of the principal balance of the Loans, and if no such principal is then outstanding, such excess or part thereof remaining shall be paid to the Borrower. Section 9.12 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Lender party, or any Secured Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Secured Party severally agrees to pay to the Administrative Agent upon

125 demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate in effect from time to time, in the applicable currency of such recovery or payment. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. Section 9.13 Performance of Duties. The Borrower’s obligations under this Agreement and each of the other Loan Documents shall be performed by the Borrower at its sole cost and expense. Section 9.14 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the credit facility evidenced hereby has not been terminated. Section 9.15 Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. Section 9.16 Submission to Jurisdiction; Service of Process. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any Secured Party or any Related Party of any Secured Party in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Legal Requirement, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Legal Requirement. Nothing in this Agreement or in any other Loan Document shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its Properties in the courts of any jurisdiction. Each party hereto irrevocably consents to service of process in the manner provided for notices in

126 Section 9.09. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Legal Requirement. Section 9.17 Waiver of Venue. The Borrower irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirement, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 9.16. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirement, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Section 9.18 Execution in Counterparts; Electronic Execution. (a) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents including any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Legal Requirement, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 9.19 Independent Effect of Covenants. The Borrower expressly acknowledge and agree that each covenant contained in Articles V or VI hereof shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles V or VI, before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Articles V or VI. Section 9.20 Patriot Act. Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Patriot Act.

127 Section 9.21 NON-RELIANCE. IN EXECUTING THIS AGREEMENT, THE BORROWER HEREBY WARRANTS AND REPRESENTS IT IS NOT RELYING ON ANY STATEMENT OR REPRESENTATION OTHER THAN THOSE IN THIS AGREEMENT AND IS RELYING UPON ITS OWN JUDGMENT AND ADVICE OF ITS ATTORNEYS. Section 9.22 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 9.23 Reversal of Payments. To the extent the Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the Collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other applicable Legal Requirement or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent. Section 9.24 Injunctive Relief. The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower hereto agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Section 9.25 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s- length commercial transaction between the Borrower and

128 its Affiliates, on the one hand, and the Administrative Agent, the Collateral Agent and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Collateral Agent and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Collateral Agent or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Secured Party has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the Collateral Agent or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Collateral Agent, the Administrative Agent, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Administrative Agent, the Collateral Agent or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Collateral Agent and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrower has consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. (b) The Borrower acknowledges and agrees that each Lender, the Collateral Agent, the Administrative Agent and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, the Collateral Agent, the Administrative Agent or an Affiliate thereof were not a Lender, the Collateral Agent, the Administrative Agent or an Affiliate thereof (or an agent or any other Person with any similar role under the credit facilities evidenced hereby) and without any duty to account therefor to any other Lender, the Collateral Agent, the Administrative Agent, the Borrower or any Affiliate of the foregoing. Each Lender, the Collateral Agent, the Administrative Agent and any Affiliate thereof may accept fees and other consideration from the Borrower or any Affiliate thereof for services in connection with this Agreement, the credit facilities evidenced hereby or otherwise without having to account for the same to any other Lender, the Collateral Agent, the Administrative Agent, the Borrower or any Affiliate of the foregoing. Section 9.26 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement

129 shall control; provided that (i) any provision of the Security Instruments which imposes additional burdens on the Borrower or further restricts the rights of the Borrower or gives the Administrative Agent, the Collateral Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect and (ii) the inclusion of supplemental rights or remedies in favor of the Fronting Lender in the Fronting Fee Letter shall not be deemed a conflict with this Agreement. Section 9.27 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any UK Financial Institution or of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is a UK Financial Institution or an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such UK Financial Institution or such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 9.28 ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE FEE LETTERS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. [Remainder of this page intentionally left blank. Signature page follows.]

130

[Signature Page to Credit Agreement (Cross Trails)] IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed as of the day and year first above written. CROSS TRAILS ENERGY STORAGE PROJECT, LLC, as Borrower By:/s/ Robert Piconi Name: Robert Piconi Title: President and Chief Executive Officer

[Signature Page to Credit Agreement (Cross Trails)] WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Jeffery Rose Name: Jeffery Rose Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent By: /s/ Rebecca Ritter Name: Rebecca Ritter Title: Vice President

[Signature Page to Credit Agreement (Cross Trails)] JEFFERIES CAPITAL SERVICES, LLC, as Lender By: /s/ Mark Sahler Name: Mark Sahler Title: Managing Director

Annex I-1 Annex I Initial Lenders and Commitments Lender Commitments Jefferies Capital Services, LLC $17,806,243.91